Table of Contents
                                                              Page
     Letter to Shareholders                                    2

     Fund Performance Reviews
                  Bond Fund                                    4
                  Balanced Fund                                6
                  High Income Fund                             8
                  Growth and Income Fund                      10
                  Capital Appreciation Fund                   12
                  International Stock Fund                    14

     Family of Investments                                    16

     Portfolios of Investments
                  Cash Reserves Fund                          18
                  Bond Fund                                   19
                  Balanced Fund                               20
                  High Income Fund                            22
                  Growth and Income Fund                      29
                  Capital Appreciation Fund                   31
                  International Stock Fund                    33

     Financial Statements
                  Statements of Assets & Liabilities          38
                  Statements of Operations                    40
                  Statements of Changes in Net Assets         42
                  Financial Highlights                        45

     Notes to Financial Statements                            52


                             Letter to Shareholders

Dear Shareholder,

The six months ended April 30, 1999 provided investors with much to feel good about and an almost equal dose of cause for concern. It proved to be a difficult environment for bond investors and produced widely divergent returns from the various sectors of the stock market. Fortunately, the MEMBERS Funds weathered this difficult environment very well. For the six-month period, every MEMBERS fund other than the International Stock Fund essentially matched or beat representative market indexes, and all but the Capital Appreciation Fund performed at least in line with peer group averages:

 Fund, Market Index and Peer Index            Six-Month Return (Not Annualized)*
 Growth & Income Fund (Class A Shares)                           25.01%
     Representative Market (S&P 500 Index)                       22.32%
     Lipper Growth & Income Fund Index                           17.85%
 Capital Appreciation Fund (Class A Shares)                      20.57%
     Representative Market (S&P 400 Index)                       18.85%
     Lipper Capital Appreciation Fund Index                      26.91%
 Balanced Fund (Class A Shares)                                  14.32%
     Representative Market (Synthetic Index)                     10.23%
     Lipper Balanced Fund Index                                  12.79%
 International Stock Fund (Class A Shares)                       13.52%
     Representative Market (Morgan Stanley Small Cap EAFE Index) 16.55%
     Lipper International Fund Index                             14.05%
 High Income Fund (Class A)                                      12.63%
     Representative Market (Lehman High Yield Bond Index)         8.24%
     Lipper High Yield Bond Fund Index                           11.72%
 Cash Reserves Fund (Class A Shares)                              2.24%
     Representative Market (90-Day Bill)                          2.24%
     Lipper Money Market Fund Index                               2.28%
 Bond Fund (Class A Shares)                                       1.47%
     Representative Market (Lehman Intermediate
       Govt./Corp. Bond Index)                                    0.51%
     Lipper Short/Intermediate Investment Grade Bond Fund Index   1.10%

* Return on Class A shares assuming purchase at the beginning of the period at net asset value.

The Growth & Income Fund's exemplary performance - substantially out-performing both its peers and the recently very difficult-to-beat Standard & Poor's 500 Index - is especially noteworthy in view of its conservative investment approach. This is illustrated by the fund's "beta". Beta is a measure of a fund's volatility relative to the markets. At .91 as of April 30th, it means the Growth & Income Fund generally fluctuates week-to-week in value approximately 9% less than the market. This reflects our "moderated risk" investment approach pursued in various ways in each of the MEMBERS Funds.

The more modest performance of the Capital Appreciation Fund relative to its peers during this six-month period reflects the practice of many peer "capital appreciation" funds of investing to varying degrees in stocks of Internet-related and other very early-stage technology companies. These types of stocks produced truly remarkable returns in recent months, in many cases in spite of the issuing companies' lack of profits and, in some cases, lack of significant revenues. With our "value" to "growth at a reasonable price" stock selection philosophy, such unproven companies and even more established "high expectations" stocks rarely appear in our portfolios. Their stock prices simply appear too high relative to practical expectations. For the six months covered by this report, this hurt the Capital Appreciation Fund's relative performance. Our International Stock Fund also under-performed its "peers" for what we believe are also temporary reasons (described below). Overall, however, MEMBERS Funds performed very much as we expect relative to representative markets and peer group averages.

Another indication of the strength of the funds' returns is the April 30th, 1999 performance rankings from Morningstar, Inc., the widely followed provider of mutual fund data and opinions. Six-month return rankings (which would exactly coincide with this reporting period) are not published by Morningstar, but rankings for the twelve months ended April 30 were recently announced, and they illustrate the extremely competitive returns provided in recent months by the MEMBERS Funds:

MEMBERS Funds Morningstar Category Rankings*
 Growth & Income        7th  Balanced         14th    International Stock   81st
 Capital Appreciation  21st  High Income      33rd    Bond                  12th

* Percentile ranking, from 1 (best) to 100 (worst), among similar funds within the Morningstar universe for the twelve months ended April 30, 1999.

The International Stock Fund's current twelve-month Morningstar ranking reflects the potential downside effects of its greater diversification than most international stock funds. Instead of concentrating in either large companies in developed international markets, or small companies in developed markets, or various sized companies in emerging economies, MEMBERS International Stock Fund maintains exposure to all of these market segments. Over time, this broad diversification and moderate exposure to the potentially faster growing international sectors should benefit shareholders with more stable and ultimately higher long-term total returns. Although this has not been the case so far in this fund's short life, returns for this twelve-month ranking period were very near break-even (-0.18%), and were a quite acceptable 13.52% for the last six months of the period (on Class A shares assuming purchase at net asset value).

Even with this modestly disappointing initial performance of the International Stock Fund, MEMBERS Funds' performance is quite unique among mutual fund groups in that all of the MEMBERS domestic, long-term investment funds ranked within the top one-third of their peer groups. Most were in the top quarter and one was in the top ten percent. The MEMBERS family of funds are designed with a limited number of distinctly different funds, a limited number to avoid unnecessary investor confusion and the temptation to "chase recent performance" among essentially similar funds, and distinct differences to be able to meet investors' changing needs over time. With this approach, it is imperative that all of the funds be consistently good performers. The above results indicate that this very difficult goal is being achieved quite well by the CIMCO and CIMCO-selected sub-advisor portfolio management teams.

The six months ended April 30th saw the U.S. economy continue to expand in spite of languishing overseas economies, rising U.S. interest rates, wildly fluctuating world commodities prices, the increasingly troublesome NATO campaign in Kosovo, growing domestic political uncertainty, the relentless approach of year 2000 and its attendant concerns, etc. The next six months will almost certainly present investors with a continuation of all of these threats plus new ones as yet unrecognized. This is the nature of investing. It is an expression of confidence in an uncertain world. But don't mistake this for confidence in our nation's and our investment market's ability to avoid problems. Rather, it is recognition that challenges will occur, but accompanying this recognition is the confidence that our nation and our companies and our citizens possess the abilities and resources necessary to deal successfully with whatever problems arise. This is a vote of confidence we at CIMCO are very comfortable making, and we appreciate your vote of confidence in us as your investing partner.

Sincerely,

/s/ Lawrence R. Halverson

Lawrence R. Halverson, CFA
President

Note: MEMBERS Funds sends only one annual and semi-annual report to each shareholder household rather than sending multiple copies to one address. Individual personal account statements, of course, are sent for each account. If you wish to receive additional annual or semi-annual reports, simply call MEMBERS Funds at 1-800-877-6089. Please note the new mailing address for MEMBERS Funds shareholder services:

         MEMBERS Mutual Funds
         PO Box 60569
         King of Prussia, PA  19406-0569

                            Fund Performance Review

                               MEMBERS Bond Fund

   Bond prices fell and interest rates rose by over one-half percentage point across the maturity spectrum during the past six months. Five-year Treasury bonds were particularly hard hit, rising from 4.4% to end the period at 5.2%. Most other sectors of the fixed income markets, such as corporates and mortgage-backed securities, also rose in yield but not nearly as much.

   Prompt action by the Federal Reserve to lower interest rates in the fall calmed the very nervous world financial markets and paved the way for a resumption of economic growth abroad. This, coupled with strong domestic growth and rising energy prices, has now begun to raise market concerns about a possible rebound in inflation. While the Federal Reserve has not raised interest rates, they have indicated a "tightening bias" going forward. The recent, but much anticipated, resignation of highly respected Treasury Secretary Robert Rubin has also increased the anxiety of some market participants.

   In this environment bond market returns were modest at best. The MEMBERS Bond Fund posted a 1.5% return (on Class A shares at net asset value) over the past six months. This compares quite favorably, however, to the 0.51% return of the Lehman Brothers Intermediate Government/Corporate Index and 1.1% return calculated by Lipper Analytical Services for it's index of Intermediate Investment Grade Bond mutual funds for the same six month period. The MEMBERS Bond Fund's heavier concentration in "spread product" (i.e., non-Treasury bonds) boosted performance and cushioned the impact of rising interest rates.

   As the accompanying chart demonstrates, the Fund is well diversified across the major sectors of the fixed income markets. There are 27 issues in the portfolio. They have an average quality rating of AA and an average term to maturity of 4.8 years.

   Looking forward, we will continue to maintain a high quality, diversified portfolio with an intermediate-term maturity structure. Cyclical factors argue for upward pressure on interest rates and yield spreads to Treasuries have narrowed. Near-term we believe a higher concentration in intermediate Treasury and Agency securities is warranted. However, we think this is temporary and that over the next several years interest rates will test the lows established last summer. As such, we believe investors will be well served by maintaining core positions in the bond market.

                            Bond Fund Diversification
                      of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: U.S. Government and Agency Obligations 50%, Corporate Notes and Bonds 44%, and Cash & Other Assets 6%.

                        Bond Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares................................................$10,225
Class B Shares................................................$10,195
Lehman Brothers Intermediate Government/Corporate Bond Index..$10,650

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

                  MEMBERS Bond Fund Average Annual Total Return
-----------------------------------------------------------------------------------------------------------------------------------
                                                         % Return Without Sales Charge      % Return Net Sales Charge***

                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/99         to 4/30/99+        4/30/99         to 4/30/99+

Class A Shares*                                              6.21              5.68%            1.62              2.25%
Class B Shares**                                             5.39              4.92             0.89              1.95
Lipper Short-Intermediate Investment Grade Fund Index        5.61              5.72              --                --
Lehman Brothers Intermediate Government/Corporate Bond Index 6.36              6.50              --                --
-----------------------------------------------------------------------------------------------------------------------------------

   *  Maximum Sales Charge is 4.3% for A Shares.
  **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
 *** Assuming Maximum Sales Charge + Funds commenced operations on December 29, 1997.

                             MEMBERS Balanced Fund

   Since the international crisis of confidence last August, it has been largely up to the "new economy" of technology and communications companies to carry the rest of the U.S. economy. While this looked a bit questionable in the last few months of 1998 and early in 1999, by April it became clear that technology-led economic growth was strongly in place and spreading.

   In this environment, U.S. interest rates advanced by one-half percentage point or more, moving from approximately 4.8% on the 10-year U.S. Treasury bond and 5.2% on the 30-year bond to nearly 5.4% and 5.7% respectively. This reflected investors' fears that continuing economic growth could soon strain resources, especially our tight supply of labor, leading to increasing inflation rates and imminent actions by the Federal Reserve to raise short-term interest rates.

   Investors in U.S. stocks, however, saw little to worry about and much to like in this environment. Led by the stocks of the leading technology/communications companies, and the more speculative Internet-related issues, stock market indexes advanced generally 15% to 25%, bringing the major indexes to, if not through, their previous record levels.

   The MEMBERS Balanced Fund provided a total return of 14.3% (on Class A shares at net asset value) for this six-month period, capitalizing on the favorable stock market returns and generally preserving the values of its bond holdings. For specific descriptions of the portfolio activities undertaken in each area, please see the Fund Performance Reviews for the MEMBERS Growth & Income, Capital Appreciation, Bond and Cash Reserves Funds elsewhere in this report. The activities described for these funds were also employed within the Balanced Fund, which generally maintained a portfolio mix of 53% stocks (a blend of the Growth & Income and Capital Appreciation stocks), 40% bonds and 5% money market investments throughout this period.

   Looking ahead, there continue to be both risks and opportunities in the U.S. economy and markets. After a rough year for many international economies, most have stabilized. Commodity prices, important to many of the struggling countries, have at least stabilized with oil prices showing a particularly marked recovery. We disagree with those who see this as signaling increasing inflation, including the Federal Reserve which may be unable to resist increasing interest rates in response to its inflationary fears. The Fed has exhibited a wonderful bedside manner, but has been too quick (in our opinion) to administer medication.

   The NATO strikes in Kosovo present risks to world economies, perhaps more than the domestic markets have acknowledged to date. Y2K concerns will likely build toward year-end. Any such events could spark a market sell-off and thereby hurt the economy by curtailing consumer spending. However, we feel the likelihood of such an event is highly uncertain and its probable duration even less predictable.

   Longer-term, factors strongly favor continued stock market growth and moderate interest rates. The world is "awash in a sea of excess savings" as the tremendous pool of money seeking investments continues to grow faster than the amount of attractive securities available for investment. Other positive long-term factors include the technological revolution, which is raising living standards worldwide, and the increasing willingness and ability of investors worldwide to invest in the U.S. markets. The U.S. is increasingly recognized as a premier place to invest largely because of our unequaled success with capitalism.

   In summary, we expect the bumpy ride to continue, but look for both stocks and bonds to provide continued gains into the next Millennium. MEMBERS Balanced Fund, we believe, is well positioned to benefit its investors in this environment.

                         Balanced Fund Diversification
                      of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Common Stocks 53%, Cash & Other Assets 7%, Corporate Notes & Bonds 22%, and U.S. Government Obligations 18%.

                      Balanced Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares................................................$11,315
Class B Shares................................................$11,420
Blended Synthetic Index.......................................$11,707
(45%  S&P  500  Index  return  of  16.70%,  40%  Lehman  Brothers   Intermediate
Government/Corporate Bond Index return of 8.20%, 15% 90-Day Treasury Bill return of 4.29%)

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.
Additionally, the Blended index return does not reflect expenses or sales charges.

                MEMBERS Balanced Fund Average Annual Total Return
-----------------------------------------------------------------------------------------------------------------------------------
                                                         % Return Without Sales Charge      % Return Net Sales Charge***

                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/99         to 4/30/99+        4/30/99         to 4/30/99+

Class A Shares*                                             14.15             17.86%            8.06             13.15%
Class B Shares**                                            13.38             17.06             8.88             14.20
Lipper Balanced Fund Index                                  11.13             16.21              --                --
Blended Synthetic Index                                     13.50             17.07              --                --
-----------------------------------------------------------------------------------------------------------------------------------

   *  Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares. *** Assuming Maximum Sales Charge
   +  Funds commenced operations on December 29, 1997.

                            MEMBERS High Income Fund

   The last six months saw continued volatility for most financial markets, including the high-yield bond market. In the final months of 1998, high-yield bond prices declined due to renewed concerns that the economic problems in Asia and Russia and the problem with Long-Term Capital Management would negatively impact the domestic economy. Yield spreads were historically wide and new issues of high-yield bonds nearly stopped. Once high-yield bonds began to stabilize, the recovery in this fixed income asset class was rapid. For the six-month period ending April 30, 1999, the high-yield bond markets as represented by the Lehman Brothers High Yield Bond index provided a total return (interest income plus or minus change in market price) of 8.2%. Similar funds as represented by the Lipper High Yield Bond Fund index, returned 11.7%. MEMBERS High Income Fund's total return for this six-month period was 12.6% (on Class A shares at net asset value).

   Throughout 1998 and into 1999, the Fund's investment strategy became more conservative. Additions to conservative industries, which are major sectors of the Fund, performed well. The Fund's two largest industries, communications and telecommunications, carry weightings of 17.2% and 16.0% respectively as of April 30, 1999. Prices of high-yield bonds in the media sector rose as consolidation among cable television companies and broadcasters caused valuations to increase substantially. The announcement that AT&T will acquire Telecommunications, Inc. caused great interest and helped this segment of the Fund perform well. Telecommunications is another industry where investment opportunities are apparent. The Fund is focusing on bonds of competitive local exchange companies that build fiber-optic networks in metropolitan areas, and that compete with local telephone companies for business customers. Holdings such as Colt Telecom and Metronet are benefiting from tremendous growth in voice and data traffic.

   The Fund benefited from having no exposure to emerging markets sovereign bonds and minimal exposure to emerging market corporate bonds, as well as underweighting in the energy sector. Due to this underweighted position in energy, the Fund was largely unaffected when oil prices collapsed in 1998. Finally, exposure to cyclical industries like metals and papers is minimal. These industries performed poorly in 1998 due to commodity prices being near their all-time lows because of the recession in Asia, and as a result dampened the Fund's performance.

   As of April 30, 1999 roughly 90% of the 205 bond holdings in the Fund were B grade or higher, with an average yield of 9.0%. The average yield of the Fund is 3.8% higher than the average yield of 5.2% for comparable 5-year treasuries.

   The high-yield market remains attractive due to the environment of moderate economic growth and low inflation in the U.S. Many of the companies issuing high-yield bonds are not the biggest firms in their industries, however many are in relatively sound financial shape for this class of bonds and have not had trouble meeting their debt payments. It is this type of reasonably secure and generally growing company that we seek in the MEMBERS High Income Fund, companies which are capable of not only meeting their financial obligations but improving their credit quality over time.

                        High Income Fund Diversification
                      of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Telecommunications 16%, Communications 17%, Technology 5%, Retail 6%, Finance 5%, Other Sectors 45%, and Cash & Other Assets 6%.

                  High Income Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares................................................$10,116
Class B Shares................................................$10,091
Lehman Brothers High Yield Bond Index.........................$10,444

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

              MEMBERS High Income Fund Average Annual Total Return
-----------------------------------------------------------------------------------------------------------------------------------
                                                         % Return Without Sales Charge      % Return Net Sales Charge***

                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/99         to 4/30/99+        4/30/99         to 4/30/99+

Class A Shares*                                              3.15              4.55%           (1.27)             1.16%
Class B Shares**                                             2.48              3.75            (1.81)             0.91
Lipper High Yield Bond Index                                 1.01              4.45              --                --
Lehman Brothers High Yield Bond Index                        1.92              4.44              --                --
-----------------------------------------------------------------------------------------------------------------------------------

   * Maximum Sales Charge is 4.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
 *** Assuming Maximum Sales Charge + Funds commenced  operations on December 29,
     1997.

                         MEMBERS Growth and Income Fund

   This was definitely a six-month period to remember for most investors. The U.S. stock market shrugged off overseas worries and looked past corporate profit concerns to surge ahead amidst record intra-day volatility. The market narrowness that plagued investors during the last several quarters began to ease as the new year began. Signs of life emerged from the small- and mid-capitalization sectors. During this six month period, all capitalization sectors posted strong returns, but the large-caps as represented by the Standard & Poor's 500 still led the way with an impressive 22.3% return. The S&P 400 Midcap Index returned 18.9% and the Russell 2000 Small Cap Index returned 15.3%.

   MEMBERS Growth and Income Fund returned 25.0% (Class A shares at net asset value) for the six month period ending April 30, 1999. The Fund's performance compared very favorably with the S&P 500's return of 22.3% and substantially exceeded the 17.9% return of the Growth and Income Mutual Fund Index as calculated by Lipper Analytical Services.

   The Fund's performance during this six-month period was driven by out-performance relative to the market in the technology and basic materials sectors. The strength in technology came from EMC Corporation, Texas Instruments, Koninklijke Philips Electronics, and Motorola. Georgia Pacific and Dow Chemical led the basic materials. Other strong sectors were communications led by Airtouch and Sprint, and the capital goods sector led by United Technologies and Honeywell. The weakest performing sector was healthcare where Tenet Healthcare and Glaxo Wellcome were negatively impacted by pricing pressures from managed care and Medicare reimbursements.

   The Growth and Income Fund is currently modestly over-weighted in the basic materials and energy sectors and modestly under-weighted in the finance, technology and communications services sectors. Our sector weights reflect where we are finding stocks with the strongest fundamentals and attractiveness; not general assessments of the sectors or the overall economy. While the Fund's sector exposures may deviate from the index's weightings, the Fund remains well diversified at all times.

   A confluence of events during the period generated increased optimism that a global economic recession will be averted. The continued low inflation in the U.S. combined with signs of stability in troubled economies, an improved profit outlook and an oil production cutback from OPEC brought investors back into the more cyclical stocks that had been neglected for so long. This rotation improved the breadth of the market and propelled it to new highs.

   The U.S. stock market is now at a crossroads. While many of the fundamental underpinnings remain intact, inflationary pressures are building and could result in action by the Federal Reserve to cool the economy and markets. The "new paradigm" argument of technological improvements in productivity leading to lower labor costs and only modest inflation will continue to be debated, probably for many years. Currently, valuation ranges for U.S. equities are at the upper end of historical ranges and interest rates have risen in anticipation of increasing inflation, but world economies are firming and the profit picture is improving. Underlying fundamentals remain sound and many areas of the market are reasonably valued.

   The speed and magnitude of the market's recent move reinforce the need for long term investors to avoid trying to "time" the market and, instead, maintain their investment discipline during what has been and will almost certainly continue to be very volatile times. We continue to believe that long-term investors will be rewarded by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in MEMBERS Growth and Income Fund.

                     Growth and Income Fund Diversification
                      of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Financial Services 14%, Technology 17%, Consumer Staples 15%, Communication Services 7%, Healthcare 10%, Energy 7%, Consumer Cyclical 5%, Capital Goods 6%, Other Sectors 14% and Cash and Other Assets 5%.

                  Growth and Income Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares................................................$12,153
Class B Shares................................................$12,287
S&P 500 Index.................................................$13,057

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

           MEMBERS Growth and Income Fund Average Annual Total Return
-----------------------------------------------------------------------------------------------------------------------------------
                                                         % Return Without Sales Charge      % Return Net Sales Charge***

                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/99         to 4/30/99+        4/30/99         to 4/30/99+

Class A Shares*                                             18.14             26.60%           11.85             21.53%
Class B Shares**                                            17.28             25.65            12.78             22.87
Lipper Growth & Income Index                                10.27             18.69              --                --
S&P 500 Index                                               21.85             30.57              --                --
-----------------------------------------------------------------------------------------------------------------------------------

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
 *** Assuming Maximum Sales Charge + Funds commenced  operations on December 29,
     1997.

                        MEMBERS Capital Appreciation Fund

   The U.S. stock market recovered dramatically from its lows amid the global financial crisis of last autumn. The domestic economic outlook firmed, sending both interest rates and stock prices higher. During this six month period, all U.S. stock market capitalization sectors posted strong returns, but the large-caps as represented by the Standard & Poor's 500 still led the way with an impressive 22.3% return. The S&P 400 Midcap Index returned 18.9% and the Russell 2000 Small Cap Index returned 15.3%.

   MEMBERS Capital Appreciation Fund, with its mid- to large-capitalization orientation, returned 20.6% (Class A shares at net asset value) during the six months through April 30, 1999. This matched the blended return of the mid- and large-capitalization indexes, but lagged the 26.9% return for similar mutual funds as measured by Lipper Analytical Services' Capital Appreciation Mutual Fund Index.

   The Fund's performance was driven by exceptionally strong performance of stocks in the communications services, consumer cyclicals, and basic materials sectors. These included Sprint PCS, Airtouch and TelMex in the communications services area, Tiffany, TJX and Dayton Hudson among the consumer cyclicals, and Willamette and Dexter in basic materials. The weakest performing sector was capital goods, where stocks such as Pall Corp. and Raychem suffered from both company specific and global economic concerns. Stocks in the other economic sectors provided generally market-like returns during this six-month period.

   Currently, we see many stocks in the consumer staples sector which appear to offer great potential, and the Fund is over-weighted in this sector relative to a blended mid-to-large capitalization index. Conversely, we are under-weighted in the utilities and health care sectors as we believe that many of the component stocks in those sectors are fully valued relative to their prospects. All other sector weights are approximately equal to those of the market. Our sector weights reflect where we are finding individual stocks with the strongest fundamentals and attractiveness; they are not general assessments of the sectors or the overall economy.
We do, however, ensure that our portfolios remain well diversified across economic sectors.

   We are encouraged by the recent gains among small- and mid-capitalization stocks. These stocks have appeared for some time to be quite attractive relative to the largest companies' stocks, and the recent improvement in performance validates these perceptions. The Capital Appreciation Fund invests in companies of all sizes, so if the improved performance of smaller companies continues, it could enhance the Fund's future returns.

   The U.S. stock market is now at a crossroads. While many of the fundamental underpinnings remain intact, inflationary pressures are building and could result in action by the Federal Reserve to cool the economy and markets. The "new paradigm" argument of technological improvements in productivity leading to lower labor costs and only modest inflation will continue to be debated, probably for many years. Currently, valuation ranges for U.S. equities are at the upper end of historical ranges and interest rates have risen in anticipation of increasing inflation, but world economies are firming and the profit picture is improving. Underlying fundamentals remain sound and many areas of the market are reasonably valued.

   The speed and magnitude of the market's recent move reinforce the need for long term investors to avoid trying to "time" the market and, instead, maintain their investment discipline during what has been and will almost certainly continue to be very volatile times. We continue to believe that long-term investors will be rewarded by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in MEMBERS Capital Appreciation Fund.

                    Capital Appreciation Fund Diversification
                      of Investments Among Market Sectors

At this place, the shareholder report contains a pie chart showing the following: Technology 17%, Financial Services 15%, Consumer Cyclicals 12%, Basic Materials 5%, Energy 5%, Healthcare 7%, Other Sectors 8%, Cash and Other Assets 6%, Communication Services 5%, Capital Goods 6%, and Consumer Staples 14%.

                Capital Appreciation Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares................................................$11,904
Class B Shares................................................$12,034
S&P 400 Midcap Index..........................................$11,705

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

          MEMBERS Capital Appreciation Fund Average Annual Total Return
-----------------------------------------------------------------------------------------------------------------------------------
                                                         % Return Without Sales Charge      % Return Net Sales Charge***

                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/99         to 4/30/99+        4/30/99         to 4/30/99+

Class A Shares*                                             13.58             24.00%            7.52             19.04%
Class B Shares**                                            12.74             23.15             8.24             20.34
Lipper Capital Appreciation Index                           15.79             25.47              --                --
S&P400 Midcap Index                                          6.43             17.05              --                --
-----------------------------------------------------------------------------------------------------------------------------------

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
 *** Assuming Maximum Sales Charge + Funds commenced  operations on December 29,
     1997.

                        MEMBERS International Stock Fund

   During 1998, international trading markets experienced tremendous turmoil as economies struggled in Asia, then Russia, then Brazil. The fallout from this instability was increasingly volatile investment markets worldwide. The international investment markets began to stabilize by early 1999, helped by the increasing strength in Japanese equities. However, worldwide economies remained vulnerable and have yet to post significant and sustained recoveries.

   In this turbulent environment, MEMBERS International Stock Fund returned 13.5% for the six-month period ended April 30, 1999 (on Class A shares at net asset value). Returns from the broad international markets, as measured by the Morgan Stanley Europe, Australia and Far East (EAFE) index, were 15.4% for this period. The Fund also invests in smaller capitalization stocks and stocks of companies in emerging markets around the world not covered by the EAFE index. The Morgan Stanley Small Cap EAFE index returned 16.6% since last October 31st, while the Morgan Stanley Emerging Market index returned 33.50% over this same time period.

   Clearly, the story of late 1998 and into 1999 was one of Asian markets rebounding. But, European markets performed poorly. The worst performing sector was European small-cap stocks whose benchmark rose a fraction of that of European large caps. Indeed, European small caps stand out as the only asset class in the developed world not to have rallied significantly by the end of 1998 off the lows seen in October.
   The performance of world markets in the first few months of 1999 was driven by two dominant factors: strength in Japanese equities offset by weakness in the Euro and, to a lesser extent, in the European stock markets. The Fund benefited from strong stock selection in Japan and positive performance from Australia. Both countries were represented through favorable stock selection and over-weighted positions relative to the popular indexes. An over-weighted position in the Euro zone markets dampened performance somewhat but was offset by positive overall performance in Swiss stocks.

   The large-cap portion of the Fund has approximately 50 holdings in 15 developed countries. The small-cap and emerging market portions hold roughly 120 positions in 39 countries. The Fund is positioned to benefit from improved economic climates worldwide. Its exposure to Japan was increased to market weight by adding positions in strong large-cap companies such as Japan Airlines and Nippon Mitsubishi Oil. A near market weight is currently held in European companies.

   The Fund employs a value-oriented investment approach in all three international sectors. The allocation of new monies flowing into the Fund remains 70% to international large-cap, 15% to international small-cap and 15% to emerging markets. We believe this investment approach will, over the long term, provide solid risk-adjusted returns and excellent diversification benefits to compliment a portfolio's domestic stock holdings.

                            International Stock Fund
                  Geographical Diversification of Investments

At this place, the shareholder report contains a pie chart showing the following: France 10%, United Kingdom 13%, Germany 8%, Australia 5%, Japan 16%, Cash and Other Assets 6%, Other Countries 33%, Switzerland 4%, and Finland 5%.

                 International Stock Fund Annualized Performance
                           of $10,000 Since Inception

At this place, the shareholder report shows a line chart which shows the following:

Class A Shares......................................................$10,840
Class B Shares......................................................$10,916
Morgan Stanley Capital International Europe, Asia & Far East Index..$12,035

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the EAFE Index return does not reflect expenses or sales charges.

          MEMBERS International Stock Fund Average Annual Total Return
-----------------------------------------------------------------------------------------------------------------------------------
                                                         % Return Without Sales Charge      % Return Net Sales Charge***

                                                       12 Months Ended   Since Inception  12 Months Ended   Since Inception
                                                           4/30/99         to 4/30/99+        4/30/99         to 4/30/99+

Class A Shares*                                             (0.18)            12.92%           (5.48)             8.40%
Class B Shares**                                            (0.94)            12.06            (5.19)             9.16
Lipper International Stock Fund Index                        2.42             14.69              --                --
Morgan Stanley Capital International Europe,
   Asia & Far East Index                                     9.81             20.35              --                --
-----------------------------------------------------------------------------------------------------------------------------------

   * Maximum Sales Charge is 5.3% for A Shares.
  ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
 *** Assuming Maximum Sales Charge + Funds commenced  operations on December 29,
     1997.


                             Family of Investments

MEMBERS Mutual Funds are a group of open-end investment companies, typically called mutual funds. Each Fund is a separate investment portfolio with its own investment objective, policies, restrictions and attendant risks. The information in this table provides an overview, summarizing the Funds' investment objectives, management, and primary strategies. For more specific and complete information on the Funds, please refer to your prospectus and the statement of additional information.

Cash Reserves Fund

Investment Objective
The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The Fund intends to maintain a stable net asset value of $1.00 per share.


Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.


Primary Investment Strategies
The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multinational organizations such as the World Bank. At least 95% of the Fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund's assets must be invested in securities rated in the two highest categories.


For a listing of the securities held in the portfolio on April 30, 1999, please turn to page 18.

Bond Fund

Investment Objective
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing securities.


Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may invest in the following instruments: o Corporate Debt Securities o U.S. Government Debt Securities o Foreign Government Debt Securities o Other issuer Debt Securities.

The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at April 30, 1999, please turn to page 19.

Balanced Fund

Investment Objective
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the Fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon the availability of attractively priced stocks and bonds and anticipated cash needs of the Fund. Generally, however, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at April 30, 1999, please turn to page 20.

HIGH INCOME Fund

Investment Objective
The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher yielding income securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management
CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadviser currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at April 30, 1999, please turn to page 22.

Growth and Income Fund

Investment Objective
The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 in approximately the same weightings such sector has in the S&P 500.

For a listing of the securities held in the portfolio at April 30, 1999, please turn to page 29.

Capital Appreciation Fund

Investment Objective
The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at April 30, 1999, please turn to page 31.

International Stock Fund

Investment Objective
The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management
CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this fund. IAI International Limited and Lazard Asset Management are the subadvisers currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts, European depository receipts and Global depository receipts.

For a listing of the securities held in the portfolio at April 30, 1999, please turn to page 33.

Cash Reserves Fund - Portfolio of Investments (Unaudited)

                                                        Value
   Par Value                                          (Note 2)

COMMERCIAL PAPER (A) - 65.00%

           Finance - 23.42%
$ 249,000  American Express Credit Corp.
            4.878%, due 07/01/99                    $  247,017
  250,000  American General Finance Co.
            4.943%, due 05/03/99                       249,933
  250,000  Associates Corp. of North America
            4.912%, due 05/10/99                       249,699
           General Motors Acceptance Corp.
  200,000   5.001%, due 06/03/99                       199,107
  100,000   4.886%, due 06/15/99                        99,403
  120,000  IBM Credit Corp.
            4.999%, due 08/24/99                       118,152
  300,000  Merrill Lynch & Co., Inc.
            4.904%, due 07/20/99                       296,813

                                                     1,460,124


           Consumer Staples - 8.33%
  250,000  Coca-Cola Co.
            4.913%, due 05/06/99                       249,833
  270,000  Procter & Gamble Co.
            4.905%, due 05/13/99                       269,570

                                                       519,403


           Technology - 8.12%
  309,000  Emerson Electric Co.
            4.872%, due 06/24/99                       306,789
  200,000  Lucent Technologies, Inc.
            4.917%, due 05/26/99                       199,333

                                                       506,122


           Communication - 7.96%
  300,000  AT&T Corp.
            4.865%, due 07/27/99                       296,564
  200,000  Bellsouth Telecommunications, Inc.
            4.903%, due 05/13/99                       199,680

                                                       496,244


           Media - 7.18%
  200,000  Disney (Walt) Co.
            4.859%, due 07/12/99                       198,104
  250,000  McGraw Hill Companies
            4.876%, due 05/20/99                       249,376

                                                       447,480


           Durable Goods - 4.45%
  280,000  Deere & Co.
            4.951%, due 07/06/99                       277,526



           Utilities - 3.95%
$ 247,000  MDU Resources Group
            4.884%, due 05/11/99                    $  246,671


           Chemicals - 1.59%
  100,000  du Pont (E.I.) de Nemours & Co.
            4.878%, due 06/07/99                        99,509


           Total Commercial Paper                    4,053,079

           ( Cost $4,053,079 )

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 32.51%

           Federal Home Loan Bank - 14.01%
  180,000   4.886%, due 05/26/99                       179,409
  300,000   4.863%, due 05/28/99                       298,940
  300,000   5.092%, due 03/29/00                       299,863
  100,000   4.964%, due 03/31/00                        95,617

                                                       873,829


           Federal Home Loan Mortgage Corp. - 12.16%
  200,000   4.874%, due 05/18/99                       199,550
  350,000   4.843%, due 06/11/99                       348,127
  214,000   4.913%, due 09/03/99                       210,470

                                                       758,147


           Federal Farm Credit Bank - 3.19%
  200,000   4.899%, due 06/01/99                       199,185


           Federal National Mortgage Association - 3.15%
  200,000   4.864%, due 09/17/99                       196,371


           Total U.S. Government and Agency
              Obligations                            2,027,532

           ( Cost $2,027,532 )

 CERTIFICATE OF DEPOSIT - 2.70%

$ 168,214  State Street Eurodollar
            4.500%, due 05/03/99                       168,214

           Total Certificate of Deposit                168,214

           ( Cost $168,214 )

TOTAL INVESTMENTS - 100.21%                          6,248,825

( Cost $6,248,825** )
NET OTHER ASSETS AND LIABILITIES - (0.21)%             (13,220)

TOTAL NET ASSETS - 100.00%                          $6,235,605


-------------------------------
       **  Aggregate cost for Federal tax purposes.
      (A)  Rate noted represents annualized yield at time of purchase.

                Bond Fund - Portfolio of Investments (Unaudited)

CORPORATE NOTES AND BONDS - 43.63%

           Communication - 8.39%
$ 500,000  British Sky Broadcasting Group, Yankee
            6.875%, due 02/23/09                    $  496,282
  500,000  Cable & Wireless Communications, Inc., Yankee
            6.750%, due 12/01/08                       497,915

                                                       994,197


           Finance - 8.18%
  500,000  Carramerica Realty Corp.
            6.625%, due 10/01/00                       498,885
  300,000  Ford Capital B.V., Yankee
            10.125%, due 11/15/00                      319,313
  150,000  General Motors Acceptance Corp., MTN
            6.050%, due 10/04/99                       150,681

                                                       968,879


           Durable Goods - 4.20%
  500,000  Delphi Auto Systems Corp.
            6.125%, due 05/01/04                       496,950


           Industrials - 4.19% 500,000 Conoco, Inc.
            5.900%, due 04/15/04                       496,803


           Asset-Backed Securities - 4.17%
  297,179  Morgan Stanley Capital I, Series 1999-WF1
           Class A1, CMO
            5.910%, due 04/15/08                       293,289
  200,000  Residential Funding Mortgage Securities II,
           Series 1998-HI2, Step Coupon, Class A2, ABS (F)
            6.290%, due 07/25/13                       200,956

                                                       494,245


           Energy - 3.83%
  150,000  Transcontinental Gas Pipeline Corp.
            6.125%, due 01/15/05                       146,893
  300,000  YPF Sociedad Anonima, Yankee
            9.125%, due 02/24/09                       307,036

                                                       453,929


           Business Services - 3.50%
  415,000  Comdisco, Inc.
            6.000%, due 01/30/02                       414,683


           Utilities - 3.37%
  400,000  Williams Companies, Inc.
            6.200%, due 08/01/02                       399,139


           Defense - 2.57%
  300,000  Martin Marietta Technologies, Inc.
            6.500%, due 04/15/03                       304,876

           Health Services - 1.23%
$ 150,000  Columbia/HCA Healthcare Corp.
            6.125%, due 12/15/00                    $  146,175


           Total Corporate Notes and Bonds           5,169,876

           ( Cost $5,191,716)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 50.58%

           U.S. Treasury Notes - 32.44%
1,000,000   5.000%, due 02/28/01                       998,750
1,000,000   6.250%, due 01/31/02                     1,027,500
  500,000   6.250%, due 08/31/02                       515,000
  500,000   5.500%, due 03/31/03                       504,063
  250,000   5.875%, due 11/15/05                       256,953
  500,000   6.875%, due 05/15/06                       542,656

                                                     3,844,922


           Federal National Mortgage Association - 10.56%
  500,000   5.900%, due 07/09/03                       499,807
  250,000   7.000%, due 08/27/12                       256,675
  487,655   7.000%, due 03/01/29                       494,506

                                                     1,250,988


           Government National Mortgage Association - 4.27%
  498,609   7.000%, due 03/15/29                       506,363


           Federal Home Loan Bank - 3.31%
  400,000   5.190%, due 10/20/03                       392,052


           Total U.S. Government and Agency
             Obligations                             5,994,325

           ( Cost $6,039,049 )

   Shares
INVESTMENT COMPANY - 2.05%

  243,229  State Street Prime Money Market
           4.830%                                      243,229

           Total Investment Company                    243,229

           ( Cost $243,229 )

TOTAL INVESTMENTS - 96.26%                          11,407,430

( Cost $11,473,994** )
NET OTHER ASSETS AND LIABILITIES - 3.74%               442,835

TOTAL NET ASSETS - 100.00%                         $11,850,265


----------------------------
       **  Aggregate cost for Federal tax purposes.
      (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.
      MTN  Medium Term Note
      CMO  Collateralized Mortgage Obligation
      ABS  Asset Backed Security


              Balanced Fund - Portfolio of Investments (Unaudited)

                                                        Value
   Shares                                             (Note 2)

COMMON STOCKS - 52.81%

           Technology - 10.17%
    6,300  3Com Corp.*                              $  164,587
    1,300  Conexant Systems, Inc.*                      52,975
    5,400  EMC Corp.*                                  588,263
    3,500  Gateway 2000, Inc.*                         231,656
    2,800  Hewlett-Packard Co.                         220,850
    2,000  International Business Machines Corp.       418,375
    2,200  Koninklijke(Royal)Philips Electronics N.V.  187,825
    3,800  Micron Technology, Inc.*                    141,075
    3,000  Motorola, Inc.                              240,375
    5,600  Seagate Technology, Inc.*                   156,100
    2,600  Texas Instruments, Inc.                     265,525
    6,600  Wang Laboratories, Inc.*                    165,413

                                                     2,975,494


           Consumer Staples - 7.76%
    3,100  Cox Communications, Inc., Class A*          246,063
    4,100  CVS Corp.                                   195,262
    1,800  General Mills, Inc.                         131,625
    5,600  Kimberly-Clark Corp.                        343,350
    7,400  MediaOne Group, Inc.*                       603,563
    6,100  Nabisco Holdings Corp., Class A             230,656
    4,200  Safeway, Inc.*                              226,538
    6,200  Sara Lee Corp.                              137,950
    7,500  Tyson Foods, Inc., Class A                  155,156

                                                     2,270,163


           Financial Services - 7.56%
    5,100  Allstate Corp.                              185,512
    5,296  Bank of America Corp.                       381,312
    5,290  Bank One Corp.                              312,110
    1,600  Bankers Trust Corp.                         144,100
    5,400  Citigroup, Inc.                             406,350
    3,800  Edwards (A.G.), Inc.                        133,000
    4,100  Everest Reinsurance Holdings, Inc.          124,281
    2,700  Household International, Inc.               135,844
    2,100  Morgan Stanley Dean Witter & Co.            208,294
    4,200  Wells Fargo Co.                             181,388

                                                     2,212,191


           Healthcare - 5.23%
    3,600  Aetna, Inc.                                 315,675
    6,700  American Home Products Corp.                408,700
    5,200  Bristol-Myers Squibb Co.                    330,525
    3,500  Centocor, Inc.*                             155,312
    2,300  Glaxo Wellcome PLC, ADR                     133,975
    3,300  Pharmacia & Upjohn, Inc.                    184,800

                                                     1,528,987

           Consumer Cyclical - 5.02%
    6,000  Dayton Hudson Corp.                         403,875
    3,800  IMS Health, Inc.                            114,000
   11,500  PRIMEDIA, Inc.*                             186,156
    5,000  Sears, Roebuck & Co.                        230,000
           Consumer Cyclical (continued)
    4,400  Tiffany & Co.                            $  369,600
    3,600  Wal-Mart Stores, Inc.                       165,600

                                                     1,469,231


           Capital Goods - 3.88%
    1,800  Honeywell, Inc.                             170,550
    6,800  Owens-Illinois, Inc.*                       197,200
    7,800  Pall Corp.                                  143,812
    3,200  Raychem Corp.                                84,600
    3,200  Rockwell International Corp.                165,200
    1,200  United Technologies Corp.                   173,850
    3,542  Waste Management, Inc.                      200,123

                                                     1,135,335


           Energy - 3.65%
    1,482  BP Amoco PLC, ADR                           167,744
    2,100  Exxon Corp.                                 174,431
    3,400  Kerr-McGee Corp.                            144,075
    3,600  Schlumberger, Ltd.                          229,950
    4,600  Unocal Corp.                                191,187
    5,100  USX-Marathon Group                          159,375

                                                     1,066,762


           Communication Services - 3.40%
    3,100  AirTouch Communications, Inc.*              289,462
    2,900  Ameritech Corp.                             198,469
    3,000  AT&T Corp.                                  151,500
    2,800  GTE Corp.                                   187,425
    2,200  Telefonos de Mexico SA, Class L, ADR        166,650

                                                       993,506


           Basic Materials - 2.77%
    1,800  Dow Chemical Co.                            236,138
    3,700  Praxair, Inc.                               191,475
    4,800  Rohm & Haas Co.                             215,100
    3,600  Willamette Industries, Inc.                 168,300

                                                       811,013


           Transportation - 1.71%
    2,400  Delta Air Lines, Inc.                       152,250
    2,100  FDX Corp.*                                  236,381
    3,400  Norfolk Southern Corp.                      111,138

                                                       499,769


           Utilities - 1.66%
    2,900  Northern States Power Co.                    69,963
    3,900  PG & E Corp.                                121,144
    6,200  Williams Companies, Inc.                    292,950

                                                       484,057

           Total Common Stocks                      15,446,508

           ( Cost $11,714,093 )

CORPORATE NOTES AND BONDS - 22.20%
           Finance - 5.86%
 $ 500,000 Carramerica Realty Corp.
             6.625%,  due 10/01/00                  $  498,885
  700,000  Ford Capital B.V., Yankee
             10.125%,  due 11/15/00                    745,064
   50,000  General Motors Acceptance Corp., MTN
             6.050%,  due 10/04/99                      50,227
  420,000  Merrill Lynch & Co.
             6.070%,  due 04/06/04                     420,906

                                                     1,715,082


           Communication - 3.40%
  500,000  British Sky Broadcasting Group, Yankee
             6.875%,  due 02/23/09                     496,282
  500,000  Cable & Wireless Communications, Inc., Yankee
             6.750%,  due 12/01/08                     497,915

                                                       994,197


           Asset-Backed Securities - 3.03%
  693,417  Morgan Stanley Capital I, Series 1999-WF1,
           Class A1, CMO
             5.910%,  due 04/15/08                     684,341
  200,000  Residential Funding Mortgage Securities II,
           Series 1998-HI2, Step Coupon, Class A2, ABS (F)
             6.290%,  due 07/25/13                     200,956

                                                       885,297


           Industrials - 2.89%

  500,000  Conoco, Inc.
             5.900%,  due 04/15/04                     496,803
  350,000  Williams Companies, Inc.
             6.200%,  due 08/01/02                     349,247

                                                       846,050


           Business Services - 2.32%
  680,000  Comdisco, Inc.
             6.000%,  due 01/30/02                     679,480


           Defense - 2.30%
  662,000  Martin Marietta Technologies, Inc.
             6.500%,  due 04/15/03                     672,759


           Durable Goods - 1.70%
  500,000  Delphi Auto Systems Corp.
             6.125%,  due 05/01/04                     496,950


           Energy - 0.53%
  100,000  Coastal Corp., Senior Note
             8.125%,  due 09/15/02                     105,956
   50,000  Transcontinental Gas Pipeline Corp.
             6.125%,  due 01/15/05                      48,964

                                                       154,920

           Health Services - 0.17%
 $ 50,000 Columbia/HCA Healthcare Corp.
             6.125%,  due 12/15/00                  $   48,725

           Total Corporate Notes and Bonds           6,493,460

           ( Cost $6,532,892)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.33%

           U.S. Treasury Notes - 7.03%
1,000,000    5.000%,  due 02/28/01                     998,750
  500,000    5.875%,  due 11/15/05                     513,907
  500,000    6.875%,  due 05/15/06                     542,656

                                                     2,055,313


           Federal National Mortgage Association - 6.22%
  500,000    7.000%,  due 08/27/12                     513,350
  630,725    6.500%,  due 06/01/13                     636,603
  659,326    7.000%,  due 03/01/29                     668,590

                                                     1,818,543


           Federal Home Loan Bank - 2.01%
  600,000    5.190%,  due 10/20/03                     588,077


           Government National Mortgage Association - 1.73%
  498,610    7.000%,  due 03/15/29                     506,363


           Federal Home Loan Mortgage Corp. - 1.34%
  400,000    6.000%,  due 03/15/24                     392,960

           Total U.S. Government and Agency
              Obligations                            5,361,256

           ( Cost $5,402,085 )

   Shares
 INVESTMENT COMPANY - 4.65%
1,359,599  State Street Prime Money Market
           4.830%                                    1,359,599

           Total Investment Company                  1,359,599

           ( Cost $1,359,599 )

TOTAL INVESTMENTS - 97.99%                          28,660,823

(Cost $25,008,669**)
NET OTHER ASSETS AND LIABILITIES - 2.01%               587,148

TOTAL NET ASSETS - 100.00%                         $29,247,971


------------------------------
      *  Non-income producing security.
     **  Aggregate cost for Federal tax purposes.
    (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.
    ADR  American Depositary Receipt
    CMO  Collateralized Mortgage Obligation
    MTN  Medium Term Note
    ABS  Asset Backed Security


             High Income Fund - Portfolio of Investments (Unaudited)

                                                        Value
   Par Value                                          (Note 2)

CORPORATE NOTES AND BONDS - 93.73%

           Communication - 17.15%
$ 185,000  Allegiance Telecom, Inc., 144A, Step Coupon
           With Warrants (B)(C)
            11.750%, due 02/15/08                   $  124,644
   25,000  American Cellular, 144A
           Senior Note (C)
            10.500%, due 05/15/08                       26,437
   75,000  Centennial Cellular Corp., 144A
           Senior Subordinate Note (C)
            10.750%, due 12/15/08                       81,281
  100,000  Charter Commercial Holdings LLC, 144A
           Senior Note (C)
            8.250%, due 04/01/07                       102,250
   35,000  Charter Commercial Holdings LLC,
           144A, Step Coupon
           Senior Discount Note (B)(C)
            9.920%, due 04/01/11                        23,013
  130,000  Dolphin Telecom PLC, 144A, Step Coupon
           Senior Discount Note (B)(C)(D)
            11.500%, due 06/01/08                       74,100
   60,000  Esprit Telecom Group PLC, Yankee
           Senior Note (D)
            10.875%, due 06/15/08                       64,500
   90,000  Exodus Communications, Inc., 144A
           Senior Note (C)
            11.250%, due 07/01/08                       98,100
   25,000  Flag, Ltd., 144A, Senior Note (C)(D)
            8.250%, due 01/30/08                        24,813
   50,000  Hermes Europe Railtel B.V., Yankee
           Senior Note (D)
            10.375%, due 01/15/09                       53,375
   60,000  Intelcom Group (USA), Inc.
           Step Coupon (B)
            12.500%, due 05/01/06                       50,400
   90,000  Intermedia Communication, Series B
           Senior Note
            8.875%, due 11/01/07                        90,675
  115,000  ITC Deltacom, 144A
           Senior Note (C)
            9.750%, due 11/15/08                       124,488
   10,000  Lenfest Communications
            8.375%, due 11/01/05                        10,700
   35,000  Lenfest Communications
            Senior Subordinate Note
            10.500%, due 06/15/06                       40,600
   50,000  Lenfest Communications
            Senior Subordinate Note
            8.250%, due 02/15/08                        51,500
   45,000  Metronet Communications, Yankee, Step Coupon
           Senior Discount Note (B)(D)
            10.750%, due 11/01/07                       34,988
  175,000  Metronet Communications, Yankee, Step Coupon
           Senior Discount Note (B)(D)
            9.950%, due 06/15/08                       136,500
           Communication (continued)
$ 100,000  Millicom International Cellular, Yankee, Step Coupon
           Senior Discount Note (B)(D)
            13.500%, due 06/01/06                   $   76,750
   55,000  MJD Communications, Inc., Series B
           Senior Subordinate Note
            9.500%, due 05/01/08                        55,619
   90,000  Mobile Telecommunication Technology
           Senior Note
            13.500%, due 12/15/02                      102,150
  100,000  Nextel Communications, Step Coupon
           Senior Discount Note (B)
            9.750%, due 10/31/07                        76,750
   90,000  Nextel Communications, Step Coupon (B)
            9.950%, due 02/15/08                        68,400
   45,000  Nextel International, Inc., 144A, Step Coupon
           Senior Discount Note (B) (C)
            12.125%, due 04/15/08                       22,500
   25,000  Nextlink Communications
           Senior Note
            9.625%, due 10/01/07                        25,313
   70,000  Pagemart Wireless, Inc., Step Coupon, 144A
           Senior Discount Note (B) (C)
            11.250%, due 02/01/08                       25,200
   30,000  PSINET, Inc., Series B
           Senior Note
            10.000%, due 02/15/05                       31,500
   25,000  Qwest Communications International, Step Coupon
           Senior Discount Note (B)
            9.470%, due 10/15/07                        20,063
   50,000  Qwest Communications International, 144A
           Senior Note (C)
            7.500%, due 11/01/08                        52,313
   65,000  Rural Cellular Corp., Series B
           Senior Subordinate Note
            9.625%, due 05/15/08                        68,413
   32,791  Rural Cellular Corp., Series B, PIK
            11.375%, due 05/15/10                       33,447
   30,000  Telesystem International, Yankee, Step Coupon
           Senior Discount Note (B)(D)
            13.250%, due 06/30/07                       18,600
   25,000  Telesystem International, Yankee, Step Coupon
           Senior Discount Note (B)(D)
            10.500%, due 11/01/07                       12,500
   85,000  Telewest Communications PLC, Yankee
           Debenture (D)
            9.625%, due 10/01/06                        90,312
  165,000  Triton Communications, 144A, Step Coupon
           Senior Discount Note (B)(C)
            11.000%, due 05/01/08                      102,713
  220,000 United International Holdings, Step Coupon, Series B Senior Discount Note (B)
            10.750%, due 02/15/08                      150,700

           Communication (continued)
$  50,000  Versatel Telecom BV, 144A
           With Warrants
           Senior Note (C)(D)(E)
            13.250%, due 05/15/08                   $   54,000
   15,000  Viatel, Inc.,144A, Senior Note (C)
            11.250%, due 04/15/08                       15,675
  160,000  Viatel, Inc.,Step Coupon, 144A
           Senior Discount Note (B)(C)
            12.500%, due 04/15/08                      104,400
       93  Viatel, Inc., Series A, PIK
            10.000%, due 04/15/10                          223
  110,000  Western Wireless
           Senior Subordinate Note
            10.500%, due 02/01/07                      122,100

                                                     2,542,005


           Telecommunications - 16.02%
   75,000  Adelphia Communications, 144A
           Senior Note (C)
            8.375%, due 02/01/08                        76,875
   25,000  Avalon Cable Holdings LLC, 144A, Step Coupon
           Senior Discount Note (B)(C)
            11.875%, due 12/01/08                       17,000
   75,000  Avalon Cable of Michigan, 144A
           Senior Subordinate Note (C)
            9.375%, due 12/01/08                        79,500
   65,000  Bresnan Communications, 144A
           Senior Note (C)
            8.000%, due 02/01/09                        66,787
   25,000  Bresnan Communications, 144A, Step Coupon
           Senior Discount Note (B)(C)
            9.250%, due 02/01/09                        17,125
  110,000  Chancellor Media Corp., Series B
            8.750%, due 06/15/07                       113,575
   50,000  Chancellor Media Corp., 144A
           Senior Note (C)
            8.000%, due 11/01/08                        51,500
   90,000  Classic Cable, Inc., 144A
           Senior Subordinate Note (C)
            9.875%, due 08/01/08                        96,300
   75,000  Colt Telecom Group PLC, Yankee, Step Coupon
           Senior Discount Note (B)
            12.000%, due 12/15/06                       63,750
  100,000  CSC Holdings, Inc.
           Senior Subordinate Note
            9.250%, due 11/01/05                       107,000
   60,000  Cumulus Media, Inc.
            10.375%, due 07/01/08                       64,950
  175,000  Echostar DBS Corp., 144A
           Senior Note (C)
            9.375%, due 02/01/09                       182,656
  100,000  Esat Telecom Group PLC, 144A
           Senior Note (C)
            11.875%, due 12/01/08                      107,750
           Telecommunications (continued)
$  50,000  Fairchild Semiconductor Corp., 144A
           Senior Subordinate Note (C)
            10.375%, due 10/01/07                   $   51,375
  110,000  Fox/Liberty Networks
           Senior Note
            8.875%, due 08/15/07                       119,762
   75,000  Frontiervision
           Senior Subordinate Note
            11.000%, due 10/15/06                       84,188
   40,000  Frontiervision Holdings LP, Step Coupon
           Senior Discount Note (B)
            11.875%, due 09/15/07                       35,050
   90,000  Granite Broadcasting Corp.
            10.375%, due 05/15/05                       94,050
   50,000  Intermedia Capital Partners
           Senior Note
            11.250%, due 08/01/06                       56,313
   75,000  Jazztel PLC, 144A (C)
            14.000%, due 04/01/09                       76,875
   50,000  LIN Television Corp.
            8.375%, due 03/01/08                        49,625
   40,000  Northeast Optic Network
           Senior Note
            12.750%, due 08/15/08                       42,400
   80,000  NTL, Inc., 144A, Step Coupon
           Senior Note (B)(C)
            9.750%, due 04/01/08                        56,100
  150,000  NTL, Inc., 144A, Step Coupon
           Senior Note (B)(C)
            12.375%, due 10/01/08                      105,750
   50,000  NTL, Inc., 144A, Step Coupon
           Senior Note (B)(C)
            9.750%, due 04/15/09                        49,870
  110,000  Rogers Cablesystem, Yankee (D)
            9.625%, due 08/01/02                       118,800
   65,000 Spectrasite Holdings, Inc., 144A, Step Coupon Senior Discount Note (B)(C)
            12.000%, due 07/15/08                       41,763
   75,000 Spectrasite Holdings, Inc., 144A, Step Coupon Senior Discount Note (B)(C)
            11.250%, due 04/15/09                       43,875
  100,000  Telemundo Holdings, Inc., 144A, Step Coupon
           Senior Discount Note (B)(C)
            11.500%, due 08/15/08                       54,000
   50,000  Telemundo Holdings, Inc., 144A, Step Coupon
           Senior Discount Note (B)(C)
            11.500%, due 08/15/08                       27,688
   60,000 Telewest Communication PLC, 144A, Step Coupon Senior Discount Note (B)(C)
            9.250%, due 04/15/09                        40,650
   85,000  Time Warner, Inc., LLC
           Senior Note
            9.750%, due 07/15/08                        92,650

           Telecommunications (continued)
 $ 25,000  Verio, Inc.
           Senior Note
            10.375%, due 04/01/05                   $   26,781
   60,000  Young Broadcasting, Inc., Series B
            8.750%, due 06/15/07                        61,500

                                                     2,373,833


           Retail - 5.63%
   85,000  Cole National Group
           Senior Subordinate Note
            8.625%, due 08/15/07                        84,575
   50,000  Florida Panthers Holdings, 144A
           Senior Subordinate Note (C)
            9.875%, due 04/15/09                        50,125
   25,000  Friendly Ice Cream Corp.
            10.500%, due 12/01/07                       23,500
   85,000  J Crew Operating Corp.
           Senior Subordinate Note
            10.375%, due 10/15/07                       83,300
   60,000  Jitney-Jungle Stores
            12.000%, due 03/01/06                       64,350
   20,000  Jitney-Jungle Stores
            10.375%, due 09/15/07                       18,900
  100,000  Musicland Group, 144A
           Senior Note (C)
            9.875%, due 03/15/08                       101,500
   50,000  Pathmark Stores
           Subordinate Note
            11.625%, due 06/15/02                       51,375
   85,000  Pathmark Stores
           Senior Subordinate Note
            9.625%, due 05/01/03                        87,550
  100,000  Red Roof Inns, Senior Note
            9.625%, due 12/15/03                       102,500
  100,000  Southland Corp.
           Senior Subordinate Debenture
            5.000%, due 12/15/03                        88,500
   75,000  Williams Scotsman, Inc.
            9.875%, due 06/01/07                        78,000

                                                       834,175


           Finance - 5.45%
   30,000  AMSC Acquisition Co., Inc., Series B
            12.250%, due 04/01/08                       22,200
       75  Crown Castle International Corp., 144A, PIK (C)
            12.750%, due 12/15/10                        8,409
   65,000  DTI Holdings, 144A
           Step Coupon
           With Warrants (B)(C)
            12.500%, due 03/01/08                       26,000
  100,000  Global Crossing Holding LTD, 144A
           Senior Note (C)
            9.625%, due 05/15/08                       111,500

           Finance (continued)
$ 125,000  Grove Holdings LLC, 144A, Step Coupon
           Debenture (B)(C)
            11.625%, due 05/01/09                   $   45,000
  100,000  Ono Finance PLC, 144A (C)
            13.000%, due 05/01/09                      100,000
   75,000  P & L Coal Holdings Corp., 144A
           Senior Subordinate Note (C)
            9.625%, due 05/15/08                        77,813
  105,000  Pinnacle Holdings, Inc., Step Coupon
           Senior Discount Note (B)
            10.000%, due 03/15/08                       64,837
   90,000  Silgan Holdings, Inc.
           Senior Subordinate Note
            9.000%, due 06/01/09                        93,375
   80,000  Thermadyne Holdings Corp.
            9.875%, due 06/01/08                        75,000
  160,000  Thermadyne Holdings Corp., Step Coupon
           Debenture (B)
            12.500%, due 06/01/08                       81,600
  100,000  Willis Corroon Corp., 144A
           Senior Subordinate Note (C)
            9.000%, due 02/01/09                       101,250

                                                       806,984


           Technology - 5.34%
  110,000  Argo-Tech Corp.
           Senior Subordinate Note
            8.625%, due 10/01/07                       107,113
   95,000  Be Aerospace, Inc., Series B, 144A
           Senior Note (C)
            8.000%, due 03/01/08                        94,762
   25,000  Be Aerospace, Inc., 144A
           Senior Note (C)
            9.500%, due 11/01/08                        26,687
   75,000  Completel Europe N.V., 144A, Step Coupon (C)
            14.000%, due 02/15/09                       39,844
  150,000  K & F Industries, Series B
           Senior Subordinate Note
            9.250%, due 10/15/07                       154,125
  150,000  Level 3 Communications, Inc., 144A
           Senior Note (C)
            9.125%, due 05/01/08                       153,188
   85,000  Metromedia Fiber Network, 144A
           Senior Note (C)
            10.000%, due 11/15/08                       91,800
   80,000  Unisys Corp., Series B
           Senior Discount Note
            12.000%, due 04/15/03                       88,200
   35,000  Unisys Corp.
           Senior Note
            7.875%, due 04/01/08                        36,575

                                                       792,294


           Building  and  Construction  -  4.42%
$ 200,000  American  Standard Companies, Inc.
            7.375%, due 02/01/08                    $  197,000
   50,000  American Standard Companies, Inc.
            7.625%, due 02/15/10                        49,500
   50,000  Building Materials Corp., Series B
           Senior Note
            7.750%, due 07/15/05                        49,000
   50,000  Building Materials Corp., Series B
           Senior Note
            8.625%, due 12/15/06                        50,750
   50,000  Building Materials Corp., Series B
           Senior Note
            8.000%, due 10/15/07                        49,375
  100,000  Formica Corp., 144A
           Senior Subordinate Note (C)
            10.875%, due 03/01/09                      101,125
   40,000  MMI Products, Inc., 144A
           Senior Subordinate Note (C)
            11.250%, due 04/15/07                       43,100
  110,000  Nortek, Inc., Series B
           Senior Note
            9.250%, due 03/15/07                       114,675

                                                       654,525


           Metals and Mining - 4.05%
   70,000  AK Steel Corp., Senior Note
            9.125%, due 12/15/06                        74,200
   75,000  California Steel Industry, 144A, Senior Note (C)
            8.500%, due 04/01/09                        76,687
  100,000  Commonwealth Aluminum
           Senior Subordinate Note
            10.750%, due 10/01/06                      101,625
   75,000  Doe Run Resources Corp., Series B
            11.250%, due 03/15/05                       65,437
   60,000  Kaiser Aluminum & Chemical Co.
           Senior Note
            9.875%, due 02/15/02                        61,200
   50,000  Metal Management, Inc., 144A
           Senior Subordinate Note (C)
            10.000%, due 05/15/08                       40,000
   30,000  Schuff Steel Company
            10.500%, due 06/01/08                       27,975
  100,000  WCI Steel, Inc., Series B
           Senior Note
            10.000%, due 12/01/04                      104,500
   50,000  Weirton Steel Corp.
           Senior Note
            10.750%, due 06/01/05                       48,063

                                                       599,687


           Durable Goods - 4.00%
$  50,000  Dura Operating Corp., 144A
           Senior Subordinate Note (C)
            9.000%, due 05/01/09                    $   50,625
  200,000  Federal-Mogul Corp., 144A (C)
            7.500%, due 01/15/09                       195,024
  110,000  Hayes Wheels International, Inc.
           Senior Subordinate Note
            11.000%, due 07/15/06                      122,100
   50,000  International Knife & Saw
           Senior Subordinate Note
            11.375%, due 11/15/06                       50,937
  100,000  Oxford Automotive, Inc.
            10.125%, due 06/15/07                      104,000
   65,000  Simonds Industries, 144A
           Senior Subordinate Note (C)
            10.250%, due 07/01/08                       65,650
    5,000  Talon Automotive, 144A
           Senior Subordinate Note (C)
            9.625%, due 05/01/08                         4,413

                                                       592,749


           Recreation - 3.99%
  150,000  Boyd Gaming Corp.
           Senior Subordinate Note
            9.500%, due 07/15/07                       154,875
  125,000  Circus Circus Enterprise
           Senior Note
            6.450%, due 02/01/06                       114,318
  110,000  Coast Hotels & Casino, 144A
           Senior Subordinate Note (C)
            9.500%, due 04/01/09                       112,200
   50,000  Hollywood Park, Inc., 144A
           Senior Subordinate Note (C)
            9.250%, due 02/15/07                        51,625
   50,000  Isle of Capri Casinos, 144A
           Senior Subordinate Note (C)
            8.750%, due 04/15/09                        49,875
   30,000  Lady Luck Gaming, Series QTR
            11.875%, due 03/01/01                       30,487
   75,000  Station Casinos
           Senior Subordinate Note
            8.875%, due 12/01/08                        77,625

                                                       591,005


           Basic Materials - 3.71%
   50,000  Applied Extrusion Technology, Series B
           Senior Note
            11.500%, due 04/01/02                       51,875
   90,000  Buckeye Cellulos
           Senior Subordinate Note
            9.250%, due 09/15/08                        95,062

           Basic Materials (continued)
$  50,000  Fibermark, Inc.
           Senior Note
            9.375%, due 10/15/06                    $   49,750
   10,000  Florida Coast Paper LLC, Series B (C)
            12.750%, due 06/01/03                        4,600
   15,000  Galey & Lord, Inc.
            9.125%, due 03/01/08                        11,550
  100,000  Polymer Group, Inc.
            9.000%, due 07/01/07                       102,500
   75,000  Repap New Brunswick, Yankee
           Senior Note (D)
            9.000%, due 06/01/04                        72,000
   50,000  Synthetic Industries, Inc., Series B
           Senior Subordinate Note
            9.250%, due 02/15/07                        52,000
  110,000  US Timberlands Co.
           Senior Note
            9.625%, due 11/15/07                       110,138

                                                       549,475


           Energy - 3.02%
  110,000  Anacomp, Inc.
           Senior Subordinate Note
            10.875%, due 04/01/04                      115,500
   55,000  Chesapeake Energy, 144A
           Senior Note (C)
            9.625%, due 05/01/05                        50,325
   75,000  Clark R&M, Inc., 144A
           Senior Note (C)
            8.625%, due 08/15/08                        71,250
   45,000  Continental Resources, 144A
           Senior Subordinate Note (C)
            10.250%, due 08/01/08                       34,256
  100,000  Forest Oil Corp.
            10.500%, due 01/15/06                      105,000
   10,000  Pool Energy Services Co., Series B
            8.625%, due 04/01/08                        10,150
   60,000  Pride International, Inc.
           Senior Note
            9.375%, due 05/01/07                        61,200

                                                       447,681


           Consumer Staples - 2.93%
   90,000  Finlay Enterprises, Inc.
           Debentures
            9.000%, due 05/01/08                        87,300
   50,000 International Utility Structures, Yankee, 144A Senior Subordinate Note (C)(D)
            10.750%, due 02/01/08                       50,937
  115,000  Pierce Leahy Corp.
           Senior Subordinate Note
            11.125%, due 07/15/06                      128,225

           Consumer Staples (continued)
$  70,000  Remington Products Co. LLC, Series B
           Senior Subordinate Note
            11.000%, due 05/15/06                   $   53,900
   90,000  Revlon Consumer Products
           Senior Note
            8.125%, due 02/01/06                        88,200
   35,000  Samsonite Corp.
           Senior Subordinate Note
            10.750%, due 06/15/08                       26,075

                                                       434,637


           Containers / Packaging - 2.92%
  115,000  Ball Corp., 144A
           Senior Subordinate Note (C)
            8.250%, due 08/01/08                       119,025
   55,000  Gaylord Container Corp., Series B
           Senior Note
            9.750%, due 06/15/07                        53,350
   85,000  Gaylord Container Corp., 144A
           Senior Subordinate Note (C)
            9.875%, due 02/15/08                        75,650
   50,000  Graham Packaging Co., 144A
           Senior Subordinate Note (C)
            8.750%, due 01/15/08                        49,937
   50,000  Packaging Corp. of America, 144A
           Senior Subordinate Note (C)
            9.625%, due 04/01/09                        51,875
   80,000  Riverwood International
            10.250%, due 04/01/06                       82,400

                                                       432,237


           Printing - 2.38%
  110,000  Big Flower Press, Inc.
           Senior Subordinate Note
            8.875%, due 07/01/07                       111,650
   75,000  Hollinger International, Inc.
            9.250%, due 03/15/07                        78,562
   75,000  Mail-Well Corp., 144A
           Senior Subordinate Note (C)
            8.750%, due 12/15/08                        76,875
   50,000  World Color Press, Inc.
           Senior Subordinate Note
            8.375%, due 11/15/08                        51,000
   35,000  World Color Press, Inc., 144A
           Senior Subordinate Note (C)
            7.750%, due 02/15/09                        34,300

                                                       352,387


           Media - 2.30%
   50,000  Albritton Communications, Series B
           Senior Subordinate Debenture Bond
            9.750%, due 11/30/07                        53,125

           Media (continued)
$  50,000  AMC Entertainment
           Senior Subordinate Note
            9.500%, due 03/15/09                    $   49,250
  100,000  Cinemark USA, Series B
           Senior Subordinate Note
            9.625%, due 08/01/08                       103,500
   60,000  Regal Cinemas, Inc., 144A
           Senior Subordinate Note (C)
            9.500%, due 06/01/08                        59,850
   60,000  Satelites Mexicanos SA, 144A (C)(D)
            10.125%, due 11/01/04                       49,650
   25,000  TV Guide, Inc., 144A
           Senior Subordinate Note (C)
            8.125%, due 03/01/09                        25,500

                                                       340,875


           Industrial - 2.24%
   65,000  GCI, Inc., Senior Note
            9.750%, due 08/01/07                        67,031
   60,000  General Binding Corp.
            9.375%, due 06/01/08                        61,425
   75,000  Moog, Inc., Series B
           Senior Subordinate Note
            10.000%, due 05/01/06                       76,537
   55,000  Numatics, Inc., 144A
           Senior Subordinate Note (C)
            9.625%, due 04/01/08                        51,425
   75,000  Venture Holdings Trust
           Senior Subordinate Note
            9.750%, due 04/01/04                        76,125

                                                       332,543


           Chemicals and Drugs - 1.57%
  120,000  NL Industries
           Senior Note
            11.750%, due 10/15/03                      128,400
   25,000  PCI Chemical Canada, Inc., Yankee (D)
            9.250%, due 10/15/07                        21,000
   90,000  Sterling Chemicals, Inc., Series A
           Senior Subordinate Note
            11.250%, due 04/01/07                       83,475

                                                       232,875


           Consumer Services - 1.41%
   75,000  Eldorado Resorts
           Senior Subordinate Note
            10.500%, due 08/15/06                       79,125
   40,000  Iron Mountain, Inc.
            10.125%, due 10/01/06                       43,450
   85,000  Iron Mountain, Inc.
            8.750%, due 09/30/09                        87,125

                                                       209,700

           Defense Electronics - 0.93%
$ 125,000  L-3 Communications Corp., Series B
           Senior Subordinate Note
            10.375%, due 05/01/07                   $  138,125


           Capital Goods - 0.87%
   20,000  Johnstown America Industries, Inc., Series C
           Senior Note
            11.750%, due 08/15/05                       21,700
   20,000  Johnstown America Industries, Inc.
           Senior Subordinate Note
            11.750%, due 08/15/05                       21,700
   90,000  Newcor, Inc., 144A
           Senior Subordinate Note (C)
            9.875%, due 03/01/08                        85,950

                                                       129,350


           Schools - 0.78%
  110,000  Kindercare Learning Centers, Inc.
           Senior Subordinate Note
            9.500%, due 02/15/09                       116,050


           Transportation - 0.71%
  110,000  Mark IV Industrial
           Senior Subordinate Note
            7.500%, due 09/01/07                       105,468


           Machinery - 0.67%
  100,000  Columbus McKinnon Corp.
           8.500%, due 04/01/08                         99,750



           Waste Disposal - 0.66%
  100,000  Allied Waste North America, Series B
            7.875%, due 01/01/09                        97,500


           Health Care Services - 0.58%
   35,000  Alaris Medical, Inc., Step Coupon, 144A
           Senior Discount Note (B)(C)
            11.125%, due 08/01/08                       21,525
   30,000  Prime Medical Services, 144A
           Senior Note (C)
            8.750%, due 04/01/08                        29,550
   35,000  Tenet Healthcare Corp., 144A
           Senior Subordinate Note (C)
            8.125%, due 12/01/08                        34,475

                                                        85,550


           Total Corporate Notes and Bonds          13,891,460

           ( Cost $13,973,670)


PREFERRED STOCK - 0.16%

           Media - 0.16%
      250  Primedia, Inc., Series H                 $   24,250

           Total Preferred Stock                        24,250

           ( Cost $24,850 )

WARRANTS - 0.01%

           Communication - 0.01%
      185  Allegiance Telecom, Inc.                         27
       30  American Mobile SAT                             900
       25  Convergent Communications, Inc., 144A (C)         0
       50  Versatel Telecom BV, 144A (C)                     0

                                                           927


           Finance - 0.00%***
      325  DTI Holdings, Inc., 144A (C)                      3


           Total Warrants                                  930

           ( Cost $0 )

 Par Value

 CERTIFICATE OF DEPOSIT - 5.30%

$ 784,555  State Street Eurodollar
            4.500%, due 05/03/99                       784,555

           Total Certificate of Deposit                784,555

           ( Cost $784,555 )

TOTAL INVESTMENTS - 99.20%                          14,701,195

( Cost $14,783,075** )
NET OTHER ASSETS AND LIABILITIES - 0.80%               118,928

TOTAL NET ASSETS 100.00%                            $14,820,123


           Security                  Par         Date Acquired      Cost Basis

   Versatel Telecom BV, 144A
   Senior Note, With Warrants
   13.250%, 05/15/08            $    25,000       05/21/98          $   25,000
   Versatel Telecom BV, 144A
   Senior Note, With Warrants
   13.250%, 05/15/08                 25,000       07/01/98              26,375

Other Information:
S&P Ratings         % of Portfolio
BBB                        1.6%
BB                        17.6
B                         70.4
CCC                        9.4
NOTRATED                   1.0

                         100.0%


     **  Aggregate cost for Federal tax purposes.
    ***  Amount represents less than 0.01%
    PIK  Payment-In-Kind
    (B) Represents securities that remain zero coupon until predetermined date, at which the stated coupon rate becomes the effective rate.
    (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other qualified institutional investors. These securities have been determined to be liquid under guidelines established by the Board of Directors.
    (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 6.43% of total net assets.
    (E) Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities act of 1933 and are considered illiquid. On April 30, 1999, the total market value of these investments was $54,000 or 0.36% of the total net assets.

         Growth and Income Fund - Portfolio of Investments (Unaudited)

                                                        Value
   Shares                                             (Note 2)

COMMON STOCKS - 94.53%

           Technology - 17.43%
   21,000  Computer Associates International, Inc.  $  896,438
    4,100  Conexant Systems, Inc.*                     167,075
    9,000  EMC Corp.*                                  980,438
   18,200  Harris Corp.                                629,038
   11,400  Hewlett-Packard Co.                         899,175
    6,700 International Business Machines Corp. 1,401,556 10,100 Koninklijke (Royal) Philips
             Electronics N.V.                          862,288
   11,900  Motorola, Inc.                              953,488
    9,500  Nortel Networks Corp.                       647,781
   10,600  Texas Instruments, Inc.                   1,082,525

                                                     8,519,802


           Consumer Staples - 14.79%
   19,000  ConAgra, Inc.                               472,625
   14,900  CVS Corp.                                   709,612
   15,500  Disney (Walt) Co.                           492,125
    9,000  General Mills, Inc.                         658,125
   21,800  Kimberly-Clark Corp.                      1,336,613
   21,900  MediaOne Group, Inc.*                     1,786,219
   17,600  Nabisco Holdings Corp., Class A             665,500
   18,100  PepsiCo, Inc.                               668,569
   19,800  Sara Lee Corp.                              440,550

                                                     7,229,938


           Financial Services - 13.89%
   26,600  Allstate Corp.*                             967,575
   17,092  Bank of America Corp.                     1,230,624
   19,970  Bank One Corp.                            1,178,230
    4,500  Bankers Trust Corp.                         405,281
   15,200  Citigroup, Inc.                           1,143,800
   13,700  Household International, Inc.               689,281
    6,400  Morgan Stanley Dean Witter & Co.*           634,800
    6,100  Wachovia Corp.                              536,038

                                                     6,785,629


           Healthcare - 9.74%
   10,200  Aetna, Inc.                                 894,412
   16,000  American Home Products Corp.                976,000
   16,100  Bristol-Myers Squibb Co.                  1,023,356
    9,600  Glaxo Wellcome PLC, ADR                     559,200
    8,400  Johnson & Johnson                           819,000
   20,600  Tenet Healthcare Corp.*                     486,675

                                                     4,758,643


           Energy - 7.40%
    5,803  BP Amoco PLC, ADR                           656,827
    6,800  Exxon Corp.                                 564,825
   12,300  Schlumberger, Ltd.                          785,662
    9,000  Texaco, Inc.*                               564,750


           Energy (continued)
   12,500  Unocal Corp.                             $  519,531
   16,800  USX-Marathon Group                          525,000

                                                     3,616,595


           Communication Services - 6.56%
    4,700  AirTouch Communications, Inc.*              438,862
   10,400  Ameritech Corp.                             711,750
   11,778  AT&T Corp.                                  594,789
   11,100  GTE Corp.                                   743,006
    7,000  Sprint Corp.*                               717,938

                                                     3,206,345


           Capital Goods - 6.32%
   10,300  Crown Cork & Seal Co., Inc.                 334,750
    6,800  Honeywell, Inc.                             644,300
    9,900  Rockwell International Corp.                511,087
    4,800  United Technologies Corp.                   695,400
   15,962  Waste Management, Inc.*                     901,853

                                                     3,087,390


           Consumer Cyclical - 4.66%
   12,938  Dana Corp.                                  609,703
   15,700  Sears, Roebuck & Co.                        722,200
   20,600  Wal-Mart Stores, Inc.                       947,600

                                                     2,279,503


           Utilities - 4.40%
    7,700  Duke Energy Corp.                           431,200
   11,300  Northern States Power Co.                   272,612
   14,100  PG & E Corp.                                437,981
   21,300  Williams Companies, Inc.                  1,006,425

                                                     2,148,218


           Basic Materials - 4.23%
    7,100  Dow Chemical Co.                            931,431
    5,400  Georgia-Pacific Group                       499,500
    9,800  PPG Industries, Inc.                        636,388

                                                     2,067,319


           Miscellaneous - 2.68%
   11,400  AlliedSignal, Inc.                          669,750
    7,200  Minnesota Mining and Manufacturing Co.      640,800

                                                     1,310,550


           Transportation - 2.43%
   10,200  Burlington Northern Santa Fe Corp.          373,575
    6,800  Delta Air Lines, Inc.                       431,375
   11,700  Norfolk Southern Corp.                      382,444

                                                     1,187,394

           Total Common Stocks                      46,197,326

           ( Cost $38,413,134 )
 CERTIFICATE OF DEPOSIT - 0.72%

$ 349,866  State Street Eurodollar
            4.500%, due 05/04/03                    $  349,866

           Total Certificate of Deposit                349,866

           ( Cost $349,866 )
 INVESTMENT COMPANY - 4.70%

2,300,000  State Street Prime Money Market
           4.83%                                     2,300,000

           Total Investment Company                  2,300,000

           ( Cost $2,300,000 )

TOTAL INVESTMENTS - 99.95%                         $48,847,192

( Cost $41,063,000** )
NET OTHER ASSETS AND LIABILITIES - 0.05%                24,598

TOTAL NET ASSETS - 100.00%                         $48,871,790


-------------------------------
      *  Non-income producing security.
     **  Aggregate cost for Federal tax purposes.
    ADR  American Depositary Receipt


        Capital Appreciation Fund - Portfolio of Investments (Unaudited)

                                                        Value
   Shares                                             (Note 2)

 COMMON STOCKS - 94.68%

           Technology - 17.48%
   10,600  3Com Corp.*                              $  276,925
    7,100  Autodesk, Inc.                              211,225
   14,700  Cadence Design Systems, Inc.*               199,369
      600  Conexant Systems, Inc.*                      24,450
    8,400  Dallas Semiconductor Corp.                  357,000
    7,300  EMC Corp.*                                  795,244
    7,500  Gateway 2000, Inc.*                         496,406
   16,400  Keane, Inc.*                                406,925
    5,800  Micron Technology, Inc.*                    215,325
   15,600  PeopleSoft, Inc.*                           213,525
   11,400  Seagate Technology, Inc.*                   317,775
    3,400  Texas Instruments, Inc.                     347,225
   18,500  Wang Laboratories, Inc.*                    463,656

                                                     4,325,050


           Financial Services - 15.12%
    9,000  Ace, Ltd.                                   272,250
    2,100  Bankers Trust Corp.                         189,131
    9,800  Citigroup, Inc.                             737,450
    8,900  Edwards (A.G.), Inc.                        311,500
   11,000  Everest Reinsurance Holdings, Inc.          333,437
   14,600  First Security Corp.                        277,400
    5,100  MBIA, Inc.                                  342,975
   12,600  Mutual Risk Management, Ltd.                489,825
    4,900  SunTrust Banks, Inc.                        350,350
   10,100  Wells Fargo Co.*                            436,194

                                                     3,740,512


           Consumer Staples - 13.84%
    6,400  Cox Communications, Inc., Class A*          508,000
   13,100  MediaOne Group, Inc.*                     1,068,469
    9,000  Nabisco Holdings Corp., Class A             340,312
   11,200  Rite Aid Corp.                              261,100
   12,400  Safeway, Inc.*                              668,825
    8,900  Sara Lee Corp.                              198,025
   18,300  Tyson Foods, Inc., Class A                  378,581

                                                     3,423,312


           Consumer Cyclical - 12.41%
   12,300  Dayton Hudson Corp.                         827,944
    8,800  IMS Health, Inc.                            264,000
   27,700  PRIMEDIA, Inc.*                             448,394
   13,800  Sherwin-Williams Co.                        429,525
    6,900  Tiffany & Co.                               579,600
   15,600  TJX Companies, Inc.                         519,675

                                                     3,069,138


           Healthcare - 7.31%
    5,800  Aetna, Inc.                                 508,587
    7,400  ALZA Corp.*                                 248,363
    8,100  Centocor, Inc.*                             359,438
           Healthcare (continued)
    7,000  Elan Corp., PLC, ADR*                    $  360,500
    5,900  Pharmacia & Upjohn, Inc.                    330,400

                                                     1,807,288


           Capital Goods - 6.03%
    5,300  Illinois Tool Works, Inc.*                  408,100
   18,700  Owens-Illinois, Inc.*                       542,300
   13,900  Pall Corp.                                  256,281
   10,800  Raychem Corp.                               285,525

                                                     1,492,206


           Basic Materials - 5.26%
    6,500  Dexter Corp.                                266,906
    6,300  Praxair, Inc.                               326,025
    8,800  Rohm & Haas Co.                             394,350
    6,700  Willamette Industries, Inc.                 313,225

                                                     1,300,506



           Energy - 5.02%
    5,100  Kerr-McGee Corp.                            216,112
    7,100  Unocal Corp.                                295,094
   11,800  USX-Marathon Group                          368,750
   10,700  Weatherford International, Inc.*            362,463

                                                     1,242,419


           Communication Services - 4.58%
    6,000  AirTouch Communications, Inc.*              560,250
    2,100  Sprint Corp. (PCS Group)*                    88,988
    6,400  Telefonos de Mexico SA, Class L, ADR        484,800

                                                     1,134,038


           Utilities - 3.66%
    8,900  MidAmerican Energy Holdings Co.*            286,469
    4,600  Sonat, Inc.                                 164,450
    9,600  Williams Companies, Inc.                    453,600

                                                       904,519


           Transportation - 2.61%
    4,100  FDX Corp.*                                  461,506
    5,900  Midwest Express Holdings, Inc.*             184,375

                                                       645,881


           Miscellaneous - 1.36%
   19,300  Interim Services, Inc.*                     335,337


           Total Common Stocks                      23,420,206

           (Cost $20,002,124)


 INVESTMENT COMPANY - 4.49%

1,110,532  State Street Prime Money Market
           4.83%                                    $1,110,532

           Total Investment Company                  1,110,532

           ( Cost $1,110,532 )


TOTAL INVESTMENTS - 99.17%                          24,530,738

( Cost $21,112,656** )
NET OTHER ASSETS AND LIABILITIES - 0.83%               206,476

TOTAL NET ASSETS - 100.00%                         $24,737,214



-------------------------------
      *  Non-income producing security.
     **  Aggregate cost for Federal tax purposes.
    ADR  American Depositary Receipt

        International Stock Fund - Portfolio of Investments (Unaudited)

                                                        Value
                                                      (Note 2)

COMMON STOCKS - 90.91%

           Argentina - 1.26%
   11,100  Quilmes Industrial, S.A., ADR*           $  121,406
    3,300  Telefonica de Argentina, S.A., ADR          123,337
    4,400  YPF Sociedad Anonima, ADR                   184,800

                                                       429,543


           Australia - 5.18%
  280,110  Boral, Ltd.                                 457,846
   70,151  Broken Hill Proprietary Co., Ltd.           793,081
   24,300  Cochlear, Ltd.                              187,338
  557,157  M.I.M. Holdings, Ltd.                       328,142

                                                     1,766,407


           Austria - 1.25%
  377,125  Goodman Fielder, Ltd.                       364,361
    1,000  KTM-Sportmotorcycle AG                       62,434

                                                       426,795


           Belgium - 0.26%
    2,020  Compagnie Maritime Belge S.A.                88,575


           Bermuda - 0.81%
  185,938  Dairy Farm International Holdings, Ltd.     275,188


           Brazil - 1.45%
    5,200  Companhia Brasileira de Distribuicao
             Grupo Pao de Acucar, GDR*                  90,675
    9,100  Companhia Cervejaria Brahma, ADR             88,725
    3,358  Companhia Energetica de Minas Gerais
             S.A., ADR                                  80,561
   10,000  Companhia Paranaense de Energia-
             Copel, ADR*                                81,875
  162,800  Companhia Riograndense de
             Telecomunicacoes*                          64,199
   13,300  Souza Cruz S.A.                              89,120
    1,500  Telecomunicacoes Brasileiras S.A., ADR*         117
    4,284  Telecomunicacoes de Sao Paulo S.A. Rights         0

                                                       495,272


           Canada - 0.08%
    2,900  Maple Leaf Foods, Inc.                       25,857


           Chile - 0.78%
    6,700  Administradora de Fondos de Pensiones Provida,
           ADR                                         134,837
    7,500  Quinenco, S.A., ADR                          80,625
    5,200  Santa Isabel, S.A., ADR                      52,000

                                                       267,462


           China - 0.24%
  156,000  Jiangsu Expressway Co., Ltd., Class H        34,014
  232,000  Shenzhen Expressway Co., Ltd., Class H       47,591

                                                        81,605

           Czech Republic - 0.13%
   31,900  Czeske Energeticke Zavody *              $   44,154


           Denmark - 0.09%
      400  Falck A/S                                    30,703


           Finland - 4.72%
    4,900  Amer Group, Ltd.                             60,575
    2,560  Asko Oyj, Class A                            41,385
   99,250  Fortum Corp., IVO - Neste Group*            529,581
    8,450  Orion-Yhtyma Oyj, Class B                   169,637
    3,300  Rocla Oyj                                    23,361
    1,600  Sampo Insurance Co. PLC, Class A*            50,396
   22,670  UPM-Kymmene Oyj                             686,257
      600  Vaisala Oyj                                  47,547

                                                     1,608,739


           France - 9.63%
    1,200  Carbone-Lorraine                             65,551
    1,100  Cie des Signaux, S.A.                        69,387
   16,817  CNP Assurances                              421,122
    4,462  Dexia France                                624,678
    4,474  Eridania Beghin-Say, S.A.                   620,685
    2,552  Groupe Danone                               682,200
    6,100  Neopost, S.A.*                              110,085
      900  Scor, ADR                                    46,125
    3,781  Suez Lyonnaise des Eaux                     643,196

                                                     3,283,029


           Germany - 5.83%
    4,790  BASF AG                                     209,783
   11,067  Bayer AG                                    467,736
    6,730  BHF-Bank AG                                 254,926
      600  Data Modul AG                                14,201
    7,850  Deutche Bank AG                             453,284
      872  Deutche Bank AG*                             49,016
    1,600  Hawesko Holding AG                           64,241
      100  KSB AG                                       14,370
    7,500  Marseille-Kliniken AG                       108,566
    6,430  Veba AG                                     352,605

                                                     1,988,728


           Greece - 0.28%
    3,811  Hellenic Telecommunications
             Organization S.A.                          88,412
      500  Hellenic Telecommunications
             Organization S.A., ADR*                     5,969

                                                        94,381


           Hong Kong - 2.08%
  310,000  Axa China Region, Ltd.                      237,969
  132,000  CDL Hotels International, Ltd.               54,496
    1,500  China Telecom (Hong Kong), Ltd., ADR*        68,625

           Hong Kong (continued)
  154,000  Esprit Holdings, Ltd.*                   $   91,395
    7,000  Guangshen Railway Co., Ltd., ADR             46,812
   75,000  Peregrine Investments Holdings, Ltd* (A)          0
   30,000  Shaw Brothers (Hong Kong), Ltd.              20,513
   24,000  VTech Holdings, Ltd.                         82,054
   49,000  Yue Yuen Industrial Holdings                108,102

                                                       709,966


           Hungary - 0.27%
    1,000  Magyar Tavkozlesi Rt., ADR, Class B          28,125
    2,900  MOL Magyar Olaj-es Gazipari Rt.              64,609

                                                        92,734


           India - 1.12%
    4,400  Hindalco Industries, Ltd., GDR               63,030
    3,250  Hindalco Industries, Ltd.                    43,293
    8,600  Larsen & Toubro, Ltd., GDR, 144A (C)         75,227
   11,200  Mahanagar Telephone Nigam, Ltd., GDR,
           144A* (C)                                   116,816
    9,400  State Bank of India, GDR, 144A (C)           83,942

                                                       382,308


           Ireland - 0.33%
    7,800  Adare Printing Group PLC                     57,690
   19,100  Anglo Irish Bank Corp. PLC                   55,498

                                                       113,188


           Israel - 0.79%
   17,200  Bank Hapoalim, Ltd.                          41,048
    3,700  ECI Telecom, Ltd.                           136,437
    6,800  Supersol, Ltd., ADR*                         91,375

                                                       268,860


           Italy - 2.78%
    3,000  Banca Popolare di Brescia                   103,177
    5,100  Industrie Natuzzi SpA, ADR                   97,537
   11,400  Interpump Group SpA                          50,831
   18,300  Manuli Rubber Industries SpA                 54,914
   29,600  Premafin Finanziaria SpA*                    21,236
  115,310  Telecom Italia SpA                          620,148

                                                       947,843


           Japan - 16.09%
    1,200  ADERANS Co., Ltd.                            48,543
   44,000  Eisai Co., Ltd.                             823,618
  119,000  Hitachi, Ltd.                               869,079
      700  Hokuto Corp.                                 21,692
   97,000  Japan Airlines Co., Ltd.                    305,461
    1,000  Kawasumi Laboratories, Inc.                  17,253
    3,000  Laox                                         24,749
  109,000  Mazda Motor Corp.                           464,665
           Japan (continued)
   16,900  NAMCO, Ltd.                              $  382,161
    5,000  Nippon Mitsubishi Oil Corp.                  22,320
       82  Nippon Telegraph & Telephone Corp.          892,797
  183,000  Nippon Yusen Kabushiki Kaisha               712,688
    3,960  Paris Miki, Inc.                            132,000
  111,460  Sekisui Chemical Co., Ltd.                  744,934
      700  Torii Pharmaceutical Co., Ltd.               23,451

                                                     5,485,411


           Korea - 0.99%
    3,756  Samsung Electronics, GDR, 144A* (C)         160,287
   12,759  SK Telecom Co., Ltd., ADR*                  177,031

                                                       337,318


           Malaysia - 0.14%
   31,000  Jaya Tiasa Holdings Berhad                   46,908



           Mexico - 3.07%
   33,880  Cemex, S.A. de C.V., CPO                    157,667
    1,800  Fomento Economico Mexicano,
             S.A. de C.V., Class B, ADR                 65,475
   15,200  Fomento Economico Mexicano,
             S.A. de C.V., Class B                      54,286
   60,146  Grupo Financiero Banamex Accival,
             S.A. de C.V., Class O*                    153,294
    7,500  Grupo Financiero Banorte, S.A. de
             C.V., Class B*                              9,724
   10,600  Grupo Industrial Maseca, S.A.,
             de C.V., ADR                              111,962
    3,300  Grupo Televisa, S.A., GDR*                  135,300
   32,100  Kimberly-Clark de Mexico,
             S.A. de C.V., Class A                     125,065
    3,200  Panamerican Beverages, Inc., Class A         71,000
    8,500  Pepsi-Gemex, S.A., GDR*                      89,250
    6,700  Tubos de Acero de Mexico, S.A., ADR*         74,119

                                                     1,047,142


           Netherlands - 2.51%
    4,100  Avalix Groep N.V.*                           33,140
    1,600  Fugro N.V.                                   43,363
   18,410  KLM-Konin Luchtvaart Mij N.V.               558,273
    3,900  N.V. Holdingmaatschappij De Telegraaf        84,887
   11,700  Scala Business Solutions N.V.*               72,319
      900  Van der Moolen Holding N.V.                  63,428

                                                       855,410


           New Zealand - 0.99%
  229,537  Carter Holt Harvey, Ltd.                    336,837


           Norway - 0.58%
    5,000  Ekornes ASA                                  49,280
      730  Electric Farm ASA*                                0

           Norway (continued)
   19,000  P4 Radio Hele Norge ASA                  $   72,960
    6,000  Schibsted ASA                                74,496

                                                       196,736


           Peru - 0.42%
    4,300  Credicorp, Ltd.                              43,538
    6,500  Telefonica del Peru S.A.A., ADR              97,906

                                                       141,444


           Philippines - 0.68%
  466,000  Benpres Holdings Corp.*                     109,070
    5,600  Benpres Holdings Corp., GDR, 144A* (C)       26,215
      900  Benpres Holdings Corp., GDR*                  3,712
    2,900  Philippine Long Distance Telephone Co., ADR  93,525

                                                       232,522


           Poland - 0.28%
    8,000  Bank Handlowy W. Warszawie, GDR, 144A (C)    95,200


           Portugal - 3.10%
   21,732  Banco Pinto $ Sotto Mayor, S.A.             405,280
        4  Banco Totta & Acores, S.A., Registered           60
    1,278  Brisa-Auto Estradas de Portugal,
             S.A., Registered                           55,337
   12,150  Brisa-Auto Estradas de Portugal,
             S.A., Private Placement                   514,791
    2,900  Companhia de Seguros Mundial
             Confianca, S.A.*                           81,813

                                                     1,057,281


           Singapore - 0.71%
   24,453  United Overseas Bank, Ltd.,
             Foreign Registered*                       188,843
   43,000  Want Want Holdings, Ltd.                     52,460

                                                       241,303


           South Africa - 1.80%
   17,600  ABSA Group, Ltd.                             92,555
   15,671  Barlow, Ltd.                                 94,000
        1  Edgars Stores, Ltd.                               3
    9,700  JD Group, Ltd.                               62,408
    3,800  Liberty Life Association of Africa, Ltd.     54,767
   12,300  Naspers, Ltd., Class N                       64,684
   12,900  Rembrandt Group, Ltd.                        98,048
   57,100  Sanlam, Ltd.*                                56,021
   11,200  South African Breweries PLC*                 92,582

                                                       615,068


           South Korea - 0.17%
    2,000  Korea Electric Power Corp.                   57,552


           Spain - 1.98%
    1,800  Banco Pastor, S.A.                           94,866
   25,075  Fuerzas Electricas de Cataluna,
             S.A., Class A                             238,448
   24,278  Iberdrola, S.A.                             339,891

                                                       673,205

           Sweden - 0.61%
    3,100  Elanders AB, Class B                     $   49,603
    4,700  Getinge Industrier AB, Class B               72,976
    6,200  Industrial & Financial Systems,
             IFS AB, Class B*                           49,603
    9,100  Monark Stiga AB                              35,593

                                                       207,775


           Switzerland - 3.91%
       52  Bank Sarasin & Cie, Registered               92,699
      340  Edipresse, S.A., Bearer                      85,791
      100  Eichhof Holding AG, Registered               78,647
      780  Gretag Imaging Group, Registered*            74,381
       55  Moevenpick Holding AG, Bearer                28,116
      130  SAIA-Burgess Electronics AG, Registered      33,740
    1,163  The Swatch Group AG, Bearer                 829,299
    1,100  TAG Heuer International, S.A., Registered   110,123

                                                     1,332,796


           Thailand - 0.29%
   43,000  Bangkok Expressway Public Co., Ltd.,
             Foreign Registered*                        36,829
   86,000  Siam Commercial Bank*                        60,318

                                                        97,147


           United Kingdom - 13.02%
   18,600  AMEC PLC                                     80,490
   29,600  Ashtead Group PLC                           108,330
   68,070  Blue Circle Industries PLC                  450,884
   14,540  Britannic PLC                               233,203
   19,000  Carpetright PLC                             120,733
    3,100  Denison International PLC, ADR*              41,463
   12,100  Devro PLC                                    26,667
    1,947  Euromoney Publications PLC                   58,728
    5,100  Games Workshop Group PLC                     32,407
    8,800  Goode Durrant PLC                            67,527
   57,674  Greenalls Group PLC                         363,697
   20,600  Hogg Robinson PLC                            81,191
   35,540  Hyder PLC                                   442,521
    9,336  Invensys PLC                                 47,647
   20,000  Jardine Lloyd Thompson Group PLC             70,944
   23,400  JBA Holdings PLC                             53,454
   15,100  Man (E D & F) Group PLC                      74,817
    1,554  Medeva PLC                                    2,900
  126,720  Rolls-Royce PLC*                            587,101
   78,510  Safeway PLC                                 326,799
    9,088  Seton Scholl Healthcare Group PLC           112,573
    5,700  Signet Group PLC, ADR                        163,87
  142,682  Tomkins PLC                                 606,540
   73,046  United Biscuits (Holdings) PLC              227,380
   19,700  Victrex PLC                                  54,826

                                                     4,436,697



           Venezuela - 0.21%
    1,600  Compania Anonima Nacional Telefonos
             de Venezuela, ADR                      $   44,000
    9,200  Mavesa, S.A., ADR                            27,600

                                                        71,600


           Total Common Stocks                      30,986,689

           (Cost $28,618,238 )

 PREFERRED STOCKS - 2.79%

           Brazil - 0.84%
  180,000  Banco Itau S.A.                              94,827
    1,500  Telecomunicacoes Brasileiras S.A., ADR      136,781
  437,169  Telecomunicacoes de Sao Paulo S.A.*          55,008

                                                       286,616


           Columbia - 0.16%
    5,900  Banco Ganadero S.A., ADR                     56,050


           Germany - 1.79%
    1,700  Fielmann AG                                  69,154
   11,555  ProSieben Media AG                          539,638

                                                       608,792

           Total Preferred Stocks                      951,458

           ( Cost $1,011,746 )
 CERTIFICATE OF DEPOSIT - 4.88%

$1,664,709 State Street Eurodollar
             4.500%,  due 05/04/03                  $1,664,709

           Total Certificate of Deposit              1,664,709

           ( Cost $1,664,709 )

TOTAL INVESTMENTS - 98.58%                          33,602,856

( Cost $31,294,693** )
NET OTHER ASSETS AND LIABILITIES - 1.42%               482,621

TOTAL NET ASSETS - 100.00%                          $34,085,477

-------------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal tax purposes.
      (A)  As of  January 8,  1998,  security  trading  has been  suspended.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other qualified institutional investors. These securities have been determined to be liquid under guidelines established by the Board of Directors.
      ADR  American Depositary Receipt
      GDR  Global Depository Receipt


As of April 30, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $8,518.


                                                                  Net Unrealized
  Contracts to Deliver         In Exchange For    Settlement Date   Appreciation

Japanese Yen 125,140,155   U.S. Dollars1,046,182     06/02/99       $      6,653
Japanese Yen(125,140,155)  U.S.Dollars(1,054,700)    06/02/99              1,865

                                                                    $      8,518

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets:
                        % of Net Assets                          % of Net Assets
  Finance                     13.49%     Building & Construction           3.50%
  Communication               10.26      Durable Goods                     3.27
  Retail                       8.54      Business Services                 3.01
  Transportation               8.34      Agriculture                       2.21
  Chemicals & Drugs            7.32      Media                             1.69
  Consumer Staples             5.74      Health                            1.46
  Industrial                   5.61      Consumer Cyclical                 1.29
  Repurchase Agreement         4.88      Recreation                        1.12
  Energy                       4.69      Consumer Services                 0.09
  Technology                   4.46      Aerospace                         0.01
  Metals & Mining              3.82      Net Other Assets and Liabilities  1.42
  Basic Materials              3.78                                      100.00%


------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Cash Reserves                  Bond
                                                                                           Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments (Note 2):
     Investments at cost                                                            $       6,248,825         $      11,473,994
     Net unrealized appreciation (depreciation)                                                    --                   (66,564)
                                                                                    -----------------         -----------------
       Total investments at value                                                           6,248,825                11,407,430
   Cash                                                                                           120                        --
   Foreign currency (Cost $191,083)(Note 2)                                                        --                        --
Receivables:
   Investments sold                                                                                --                 2,672,837
   Fund shares sold                                                                                --                   217,652
   Dividends and interest                                                                       1,378                   149,230
   Due from Adviser, net                                                                       16,324                    17,808
Net unrealized appreciation on forward currency contracts                                          --                        --
Deferred organization and offering costs                                                       30,803                    30,803
Prepaid insurance                                                                                 726                     1,055
Other assets                                                                                       --                        --
                                                                                    -----------------         -----------------
       Total Assets                                                                         6,298,176                14,496,815
                                                                                    -----------------         -----------------

Liabilities:
Cash overdraft                                                                                     --                   310,255
Payables:
   Investments purchased                                                                           --                 2,242,217
   Due to Adviser, net                                                                             --                        --
   Fund shares repurchased                                                                         --                     8,804
   Administration and transfer agent fees                                                       8,952                    11,273
   Trustees' fees                                                                                 124                       239
   Distribution fees - Class B                                                                    986                     3,021
   Shareholder servicing fees                                                                      --                     2,349
Accrued expenses and other payables                                                            52,509                    68,392
                                                                                    -----------------         -----------------
       Total Liabilities                                                                       62,571                 2,646,550
                                                                                    -----------------         -----------------
Net Assets                                                                          $       6,235,605         $      11,850,265
                                                                                    =================         =================

Net Assets consist of:
   Paid-in capital                                                                  $       6,211,805         $      11,882,215
   Accumulated undistributed (distribution in excess of) net investment income                 23,338                      (763)
   Accumulated net realized gain (loss) on investments sold and
     foreign currency related transactions                                                        462                    35,377
   Net unrealized appreciation (depreciation) of investments (including depreciation of foreign currency related transactions of $3,889 in the
     International Stock Fund)                                                                     --                   (66,564)
                                                                                    -----------------         -----------------
   Net Assets                                                                       $       6,235,605         $      11,850,265
                                                                                    =================         =================

Class A Shares:
   Net Assets                                                                       $       4,412,142         $       6,663,682
   Shares of beneficial interest outstanding                                                4,412,189                   666,192
   Net Asset Value and redemption price per share                                   $            1.00         $           10.00
                                                                                    -----------------         -----------------
   Maximum offering price per share*                                                $            1.06         $           10.45
                                                                                    =================         =================

Class B Shares:
   Net Assets                                                                       $       1,823,463         $       5,186,583
   Shares of beneficial interest outstanding                                                1,823,497                   518,320
   Net Asset Value and offering price per share**                                   $            1.00         $           10.01
                                                                                    =================         =================
------------------------------------------------------------------------------------------------------------------------------------

  * Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund and International Stock Fund.
 ** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

------------------------------------------------------------------------------------------------------------------------------------
        Balanced                 High Income           Growth and Income          Capital Appreciation      International Stock
          Fund                       Fund                     Fund                        Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------



  $       25,008,669         $      14,783,075         $       41,063,000        $       21,112,656         $      31,294,693
           3,652,154                   (81,880)                 7,784,192                 3,418,082                 2,308,163
  ------------------        ------------------         ------------------        ------------------         -----------------
          28,660,823                14,701,195                 48,847,192                24,530,738                33,602,856
             158,919                     2,986                      1,568                     1,027                    68,745
                  --                        --                         --                        --                   184,963

           2,243,365                        --                     47,884                    20,505                   735,068
             260,563                    21,116                    651,645                   272,850                    49,666
             160,150                   298,637                     40,224                    20,067                   189,044
                  --                    10,473                         --                        --                        --
                  --                        --                         --                        --                     8,518
              30,803                    30,803                     30,803                    30,803                    30,803
               4,572                     1,459                      3,889                     3,084                     4,249
                  --                        --                      9,375                    11,523                        78
  ------------------        ------------------         ------------------        ------------------         -----------------
          31,519,195                15,066,669                 49,632,580                24,890,597                34,873,990
  ------------------        ------------------         ------------------        ------------------         -----------------

                  --                        --                         --                        --                        --

           2,155,442                   110,906                    647,369                    94,288                   712,186
              18,910                        --                     25,773                     9,774                    33,247
              27,424                     1,199                     39,943                    11,119                       480
              17,684                    17,258                     19,568                    13,855                    23,107
                 575                       305                        930                       475                       685
              10,019                     4,348                     17,663                     8,598                     1,327
               5,643                     2,991                      9,124                     4,666                     6,727
              35,527                   109,539                        420                    10,608                    10,754
  ------------------        ------------------         ------------------        ------------------         -----------------
           2,271,224                   246,546                    760,790                   153,383                   788,513
  ------------------        ------------------         ------------------        ------------------         -----------------
  $       29,247,971         $      14,820,123         $       48,871,790        $       24,737,214         $      34,085,477
  ==================        ==================         ==================        ==================         =================

  $       25,192,501         $      15,067,383         $       41,263,183        $       20,891,821         $      31,123,980
              (1,425)                   70,904                    (20,080)                  (43,136)                   52,895

             404,741                  (236,284)                  (155,505)                  470,447                   604,328

           3,652,154                   (81,880)                 7,784,192                 3,418,082                 2,304,274
  ------------------        ------------------         ------------------        ------------------         -----------------
  $       29,247,971         $      14,820,123         $       48,871,790        $       24,737,214         $      34,085,477
  ==================        ==================         ==================        ==================         =================

  $       11,636,074         $       7,544,088         $       17,305,631        $        9,397,198         $      31,742,196
             964,711                   788,504                  1,278,891                   706,968                 2,855,293
  $            12.06         $            9.57         $            13.53        $            13.29         $           11.12
  ------------------        ------------------         ------------------        ------------------         -----------------
  $            12.73         $           10.00         $            14.29        $            14.03         $           11.74
  ==================        ==================         ==================        ==================         =================

  $       17,611,897         $       7,276,035         $       31,566,159        $       15,340,016         $       2,343,281
           1,459,204                   760,446                  2,334,353                 1,163,005                   211,297
  $            12.07         $            9.57         $            13.52        $            13.19         $           11.09
  ==================        ==================         ==================        ==================         =================


  Statements of Operations for the Six Months Ended April 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Cash Reserves                  Bond
                                                                                        Fund                       Fund
---------------------------------------------------------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Dividends                                                                        $              --         $              --
   Interest                                                                                   136,697                   277,709
     Less: Foreign taxes withheld                                                                  --                        --
                                                                                                              -----------------
     Total investment income                                                                  136,697                   277,709
                                                                                                              -----------------

 EXPENSES:
   Management fees (Note 3)                                                                    10,922                    23,745
   Administration and transfer agent fees (Note 3)                                             45,562                    49,441
   Registration expenses                                                                       11,424                     2,675
   Custodian fees                                                                               3,816                     3,662
   Professional fees                                                                            5,997                     5,252
   Reports to shareholder expense                                                                 345                       952
   Trustees' fees (Note 3)                                                                        397                       697
   Distribution fees -  Class B (Note 3)                                                        4,883                    13,633
   Shareholder servicing fees - Class A (Note 3)                                                   --                     7,328
   Shareholder servicing fees - Class B (Note 3)                                                   --                     4,544
   Amortization of organization and offering costs (Note 2)                                     8,258                     8,258
   Other expenses                                                                                 483                       741
                                                                                                              -----------------
     Total expenses before reimbursement                                                       92,087                   120,928
     Less reimbursement (Note 3)                                                              (72,182)                  (64,572)
                                                                                                              -----------------
     Total expenses net of reimbursement                                                       19,905                    56,356
                                                                                                              -----------------
 net investment income (loss)                                                                 116,792                   221,353
                                                                                                              -----------------

 net realized and unrealized gain (loss) on investments (Note 2):
   Net realized gain (loss) on investments (including a net realized loss on foreign currency
     transactions of $15,076 in the International Stock Fund)                                      42                    35,492
   Net change in unrealized appreciation (depreciation) on investments (including a net unrealized depreciation on foreign currency related transactions of $35,390 in the
     International Stock Fund)                                                                     --                  (128,810)
                                                                                                              -----------------

   NET realized and unrealized GAIN (LOSS) ON INVESTMENTS                                          42                   (93,318)
                                                                                                              -----------------

 NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $         116,834         $         128,035
                                                                                                              =================

------------------------------------------------------------------------------------------------------------------------------------
          Balanced              High Income            Growth and Income        Capital Appreciation       International Stock
            Fund                    Fund                      Fund                      Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------


  $          124,916         $           1,188         $          253,132        $           88,390         $         379,385
             455,361                   605,609                     44,675                    24,088                    61,059
                  --                        --                         --                        --                   (39,011)
  ------------------         -----------------         ------------------        ------------------         -----------------
             580,277                   606,797                    297,807                   112,478                   401,433
  ------------------         -----------------         ------------------        ------------------         -----------------


             109,674                    33,316                     91,503                    73,261                   160,557
              63,336                    60,081                     62,636                    54,341                    72,784
               2,386                     3,750                      9,562                     8,208                     5,361
               7,912                     4,106                      6,258                     6,733                    46,902
              12,519                     7,334                     11,551                     9,030                    11,501
               4,316                     1,077                      3,368                     1,515                     2,543
               2,260                       884                      2,447                     1,305                     2,152
              43,692                    19,330                     77,647                    38,384                     6,522
              27,618                     8,700                     15,711                    11,626                    36,054
              14,564                     6,443                     25,882                    12,795                     2,174
               8,258                     8,258                      8,258                     8,258                     8,258
               2,428                     1,019                      2,169                     1,877                     2,959
  ------------------         -----------------         ------------------        ------------------         -----------------
             298,963                   154,298                    316,992                   227,333                   357,767
             (69,797)                  (74,751)                   (72,969)                  (71,731)                 (106,431)
  ------------------         -----------------         ------------------        ------------------         -----------------
             229,176                    79,547                    244,023                   155,602                   251,336
  ------------------         -----------------         ------------------        ------------------         -----------------
             351,101                   527,250                     53,784                   (43,124)                  150,097
  ------------------         -----------------         ------------------        ------------------         -----------------



             404,852                  (169,168)                  (153,677)                  472,454                   630,772

           3,244,598                 1,006,637                  7,744,001                 3,036,065                 3,228,844
  ------------------         -----------------         ------------------        ------------------         -----------------

           3,649,450                   837,469                  7,590,324                 3,508,519                 3,859,616
  ------------------         -----------------         ------------------        ------------------         -----------------

  $        4,000,551         $       1,364,719         $        7,644,108        $        3,465,395         $       4,009,713
  ==================         =================         ==================        ==================         =================



------------------------------------------------------------------------------------------------------------------------------------
                                                                   Cash Reserves                            Bond
                                                                       Fund                                 Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended                     Six Months Ended
                                                          April 30, 1999    Period Ended       April 30, 1999     Period Ended
                                                            (unaudited)  October 31, 1998(1)     (unaudited)   October 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of period                       $      5,233,081  $        50,000     $     7,022,297  $         50,000
                                                        ----------------  ---------------     ---------------  ----------------

Increase in net assets from operations:
   Net investment income (loss)                                  116,792          167,773             221,353           194,052
   Net realized gain (loss)                                           42              420              35,492            10,498
   Net change in unrealized appreciation (depreciation)               --               --            (128,810)           62,246
                                                        ----------------  ---------------     ---------------  ----------------
   Net increase (decrease) in net assets from operations         116,834          168,193             128,035           266,796
                                                        ----------------  ---------------     ---------------  ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                     (93,133)        (157,807)           (160,527)         (163,646)
     Class B                                                     (23,659)          (9,966)            (84,272)          (30,406)
   Distributions in excess of net investment income
     Class A                                                          --               --                (471)               --
     Class B                                                          --               --                (292)               --
   Net realized gains
     Class A                                                          --               --              (6,869)               --
     Class B                                                          --               --              (3,744)               --
                                                        ----------------  ---------------     ---------------  ----------------
     Total distributions                                        (116,792)        (167,773)           (256,175)         (194,052)
                                                        ----------------  ---------------     ---------------  ----------------

Capital Stock transactions:
   Class A Shares
     Shares sold                                                 765,496        5,496,824           1,984,846         4,702,204
     Issued to shareholders in reinvestment of distributions      76,379          157,329             139,751           163,461
     Shares redeemed                                            (768,485)      (1,364,778)           (177,834)         (174,114)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decrease) from capital stock transactions      73,390        4,289,375           1,946,763         4,691,551
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                               1,652,103        1,315,996           3,196,883         2,223,002
     Issued to shareholders in reinvestment of distributions      18,901            9,489              67,159            28,634
     Shares redeemed                                            (741,912)        (432,199)           (254,697)          (43,634)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase from capital stock transactions                929,092          893,286           3,009,345         2,208,002
                                                        ----------------  ---------------     ---------------  ----------------
Total increase in net assets                                   1,002,524        5,183,081           4,827,968         6,972,297
                                                        ----------------  ---------------     ---------------  ----------------

NET ASSETS at end of period                             $      6,235,605  $     5,233,081     $    11,850,265  $      7,022,297
                                                        ================  ===============     ===============  ================

Undistributed (distribution in excess of)
  net investment income                                 $        23,338   $        23,338     $          (763) $         23,446
                                                        ================  ===============     ===============  ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                                 771,162        5,496,384             196,968           469,093
     Issued to shareholders in reinvestment of distributions      77,078          157,376              13,894            16,269
     Shares redeemed                                            (774,149)      (1,364,662)            (17,665)          (17,267)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decrease) in shares outstanding                74,091        4,289,098             193,197           468,095
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                               1,671,935        1,314,093             317,719           220,718
     Issued to shareholders in reinvestment of distributions      18,999            9,643               6,687             2,834
     Shares redeemed                                            (761,780)        (430,393)            (25,437)           (4,301)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase in shares outstanding                          929,154          893,343             298,969           219,251
                                                        ----------------  ---------------     ---------------  ----------------

------------------------------------------------------------------------------------------------------------------------------------

(1) Funds commenced operations on December 29, 1997.

------------------------------------------------------------------------------------------------------------------------------------
                  Balanced                           High Income                        Growth and Income
                    Fund                                 Fund                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
      Six Months Ended                     Six Months Ended                      Six Months Ended
       April 30, 1999    Period Ended       April 30, 1999     Period Ended       April 30, 1999     Period Ended
         (unaudited)  October 31, 1998(1)     (unaudited)   October 31, 1998(1)     (unaudited)   October 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------------

     $    23,109,847  $         50,000     $      9,677,254  $        50,000      $    25,577,029  $         50,000
     ---------------  ----------------     ----------------  ---------------     ----------------  ----------------

             351,101           151,971              527,250          457,306               53,784            51,697
             404,852             2,595             (169,168)         (67,321)            (153,677)           (1,828)
           3,244,598           407,556            1,006,637       (1,088,517)           7,744,001            40,191
     ---------------  ----------------     ----------------  ---------------     ----------------   ---------------
           4,000,551           562,122            1,364,719         (698,532)           7,644,108            90,060
     ---------------  ----------------     ----------------  ---------------     ----------------   ---------------


            (266,859)         (114,070)            (288,970)        (352,444)             (55,928)          (48,609)
            (106,953)          (37,901)            (191,362)        (104,862)             (17,159)           (3,088)

                (933)             (590)                  --               --               (7,585)           (3,054)
                (492)             (306)                  --               --              (12,495)           (2,653)

              (1,979)               --                   --               --                   --                --
                (727)               --                   --               --                   --                --
     ---------------  ----------------     ----------------  ---------------     ----------------    --------------
            (377,943)         (152,867)            (480,332)        (457,306)             (93,167)          (57,404)
     ---------------  ----------------     ----------------  ---------------     ----------------    --------------


          16,975,401        15,586,877            1,310,677        6,528,079            7,624,530        11,287,655
             249,485           114,515              235,569          350,011               63,095            51,706
         (23,441,872)         (458,280)            (560,537)        (149,760)          (4,344,526)         (439,612)
     ---------------  ----------------     ----------------  ---------------     ----------------     -------------
          (6,216,986)       15,243,112              985,709        6,728,330            3,343,099        10,899,749
     ---------------  ----------------     ----------------  ---------------     ----------------     -------------

           9,367,076         7,559,659            3,949,376        4,060,617           13,622,422        15,004,465
              87,024            37,560              128,500           92,006               29,575             5,698
            (721,598)         (189,739)            (805,103)         (97,861)          (1,251,276)         (415,539)
     ---------------  ----------------     ----------------  ---------------     ----------------     -------------
           8,732,502         7,407,480            3,272,773        4,054,762           12,400,721        14,594,624
     ---------------  ----------------     ----------------  ---------------     ----------------     -------------
           6,138,124        23,059,847            5,142,869        9,627,254           23,294,761        25,527,029
     ---------------  ----------------     ----------------  ---------------     ----------------     -------------

     $    29,247,971  $     23,109,847     $     14,820,123  $     9,677,254      $    48,871,790  $     25,577,029
     ===============  ================     ================  ===============     ================     =============

     $        (1,425) $         22,711     $         70,904  $        23,986      $       (20,080) $         19,303
     ===============  ================     ================  ===============     ================     =============




           1,534,934         1,494,109              141,282          657,540              624,952         1,057,206
              21,957            10,884               25,235           36,216                5,202             4,825
          (2,059,943)          (42,130)             (60,673)         (15,996)            (377,449)          (40,745)
     ---------------  ----------------     ----------------  ---------------     ----------------     -------------
            (503,052)        1,462,863              105,844          677,760              252,705         1,021,286
     ---------------  ----------------     ----------------  ---------------     ----------------     -------------

             814,465           710,854              427,710          410,828            1,110,799         1,363,973
               7,640             3,588               13,757            9,755                1,861               557
             (59,506)          (17,937)             (91,293)         (10,411)            (103,155)          (39,782)
     ---------------  ----------------     ----------------  ---------------     ----------------      ------------
             762,599           696,505              350,174          410,172            1,009,505         1,324,748
     ---------------  ----------------     ----------------  ---------------     ----------------      ------------




------------------------------------------------------------------------------------------------------------------------------------
                                                               Capital Appreciation                  International Stock
                                                                       Fund                                 Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended                     Six Months Ended
                                                          April 30, 1999    Period Ended       April 30, 1999     Period Ended
                                                            (unaudited)  October 31, 1998(1)     (unaudited)   October 31, 1998(1)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of period                        $     20,435,388  $        50,000     $    29,005,768  $         50,000
                                                        ----------------  ---------------     ---------------  ----------------

Increase in net assets from operations:
   Net investment income (loss)                                  (43,124)         (10,945)            150,097           218,074
   Net realized gain (loss)                                      472,454           (2,007)            630,772         1,306,953
   Net change in unrealized appreciation (depreciation)        3,036,065          382,017           3,228,844          (924,570)
                                                        ----------------  ---------------     ---------------  ----------------
   Net increase (decrease) in net assets from operations       3,465,395          369,065           4,009,713           600,457
                                                        ----------------  ---------------     ---------------  ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                          --               --            (407,972)          (19,999)
     Class B                                                          --               --             (10,711)               (1)
   Distributions in excess of net investment income
     Class A                                                     (10,082)          (2,999)                 --                --
     Class B                                                          --               (1)                 --                --
   Net realized gains
     Class A                                                          --               --          (1,166,977)               --
     Class B                                                          --               --             (66,391)               --
                                                        ----------------  ---------------     ---------------  ----------------
     Total distributions                                         (10,082)          (3,000)         (1,652,051)          (20,000)
                                                        ----------------  ---------------     ---------------  ----------------

Capital Stock transactions:
   Class A Shares
     Shares sold                                               3,948,627       13,061,416             430,381        26,957,663
     Issued to shareholders in reinvestment of distributions                       10,009               2,999         1,575,095
19,999
     Shares redeemed                                          (9,575,339)        (198,712)           (121,878)          (66,752)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decrease) from capital stock transactions  (5,616,703)      12,865,703           1,883,598        26,910,910
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                               7,010,510        7,326,656             864,650         1,487,111
     Issued to shareholders in reinvestment of distributions          --                1              76,883                 1
     Shares redeemed                                            (547,294)        (173,037)           (103,084)          (22,711)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase from capital stock transactions              6,463,216        7,153,620             838,449         1,464,401
                                                        ----------------  ---------------     ---------------  ----------------
Total increase in net assets                                   4,301,826       20,385,388           5,079,709        28,955,768
                                                        ----------------  ---------------     ---------------  ----------------

NET ASSETS at end of period                             $     24,737,214  $    20,435,388     $    34,085,477  $     29,005,768
                                                        ================  ===============     ===============  ================

Undistributed (distribution in excess of) net
    investment income                                   $        (43,136) $        10,070     $        52,895  $        321,481
                                                        ================  ===============     ===============  ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                                 320,549        1,227,548              42,189         2,672,922
     Issued to shareholders in reinvestment of distributions         815              293             151,785             1,949
     Shares redeemed                                            (829,117)         (18,020)            (12,744)           (5,708)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase (decrease) in shares outstanding              (507,753)       1,209,821             181,230         2,669,163
                                                        ----------------  ---------------     ---------------  ----------------
   Class B Shares
     Shares sold                                                 570,839          656,474              84,505           133,396
     Issued to shareholders in reinvestment of distributions          --               --(2)            7,414                --(2)
     Shares redeemed                                             (47,736)         (16,672)            (11,890)           (2,228)
                                                        ----------------  ---------------     ---------------  ----------------
     Net increase in shares outstanding                          523,103          639,802              80,029           131,168
                                                        ----------------  ---------------     ---------------  ----------------

------------------------------------------------------------------------------------------------------------------------------------

(1)  Funds commenced operations on December 29, 1997.
(2)  Represents less than 1/2 of a share.



                                                                            Cash Reserves Fund
                                                     ----------------------------------------------------------------
                                                                Class A                             Class B
                                                     -----------------------------      ----------------------------
                                                      Six Months                         Six Months
                                                         Ended           Period             Ended           Period
                                                       04/30/99           Ended           04/30/99           Ended
                                                      (unaudited)      10/31/98(a)       (unaudited)      10/31/98(a)
                                                                                        -----------       -----------
Net Asset Value, Beginning of Period                 $         1.00    $         1.00   $         1.00    $         1.00
   Income from Investment Operations:
     Net investment income                                     0.02              0.04             0.02              0.03
                                                        -----------       -----------      -----------       -----------
       Total from investment operations                        0.02              0.04             0.02              0.03
                                                        -----------       -----------      -----------       -----------

   Less Distributions:
     Distributions from net investment income                 (0.02)            (0.04)           (0.02)            (0.03)
                                                        -----------       -----------      -----------       -----------
       Total distributions                                    (0.02)            (0.04)           (0.02)            (0.03)
                                                        -----------       -----------      -----------       -----------
Net increase in net asset value                                  --                --               --                --
                                                        -----------       -----------      -----------       -----------
Net Asset Value, End of Period                       $         1.00    $         1.00   $         1.00    $         1.00
                                                        ===========       ===========      ===========       ===========

Total Return2+                                                 2.24%             4.21%            1.84%             3.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $        4,412    $        4,339   $        1,824    $          894
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1               3.19%             4.76%            3.94%             5.51%
   After reimbursement of expenses by Adviser1                 0.55%             0.55%            1.30%             1.30%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                1.82%             0.67%            1.06%            (0.08)%
   After reimbursement of expenses by Adviser1                 4.46%             4.88%            3.70%             4.13%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized
2      Not annualized.
+      Total return without applicable sales charge.
(a) Cash Reserves Fund commenced investment operations on December 29, 1997.

                                                                                 Bond Fund
                                                     ----------------------------------------------------------------
                                                                Class A                             Class B
                                                     -----------------------------      ----------------------------
                                                      Six Months                         Six Months
                                                         Ended           Period             Ended           Period
                                                       04/30/99           Ended           04/30/99           Ended
                                                      (unaudited)      10/31/98(a)       (unaudited)      10/31/98(a)

Net Asset Value, Beginning of Period                 $        10.14    $        10.00   $        10.14    $        10.00
   Income from Investment Operations:
     Net investment income                                     0.23              0.45             0.22              0.39
     Net realized and unrealized gain (loss) on investments   (0.09)             0.14            (0.10)             0.14
                                                        -----------       -----------       -----------       -----------
       Total from investment operations                        0.14              0.59             0.12              0.53
                                                        -----------       -----------       -----------       -----------

   Less Distributions:
     Distributions from net investment income                 (0.27)            (0.45)           (0.24)            (0.39)
     Distributions from net realized gains                    (0.01)               --            (0.01)               --
                                                        -----------       -----------       -----------       -----------
       Total distributions                                    (0.28)            (0.45)           (0.25)            (0.39)
                                                        -----------       -----------       -----------       -----------
Net increase (decrease) in net asset value                    (0.14)             0.14            (0.13)             0.14
                                                        -----------       -----------       -----------       -----------
Net Asset Value, End of Period                       $        10.00    $        10.14   $        10.01    $        10.14
                                                        ===========       ===========       ===========       ===========

Total Return2+                                                 1.47%             6.08%            1.19%             5.36%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $        6,664   $         4,797   $        5,186    $        2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1               2.26%             4.83%            3.01%             5.58%
   After reimbursement of expenses by Adviser1                 0.90%             0.60%            1.65%             1.35%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                3.59%             1.14%            2.84%             0.39%
   After reimbursement of expenses by Adviser1                 4.95%             5.37%            4.20%             4.62%
Portfolio Turn   over                                           327%               95%             327%               95%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Bond Fund commenced investment operations on December 29, 1997.

                                                                               Balanced Fund
                                                     ----------------------------------------------------------------
                                                                Class A                             Class B
                                                     -----------------------------      ----------------------------
                                                      Six Months                         Six Months
                                                         Ended           Period             Ended           Period
                                                       04/30/99           Ended           04/30/99           Ended
                                                      (unaudited)      10/31/98(a)       (unaudited)      10/31/98(a)

Net Asset Value, Beginning of Period                 $        10.68    $        10.00   $        10.68    $        10.00
   Income from Investment Operations:
     Net investment income                                     0.13              0.21             0.09              0.14
     Net realized and unrealized gain on investments           1.39              0.68             1.40              0.68
                                                        -----------       -----------       -----------       -----------
       Total from investment operations                        1.52              0.89             1.49              0.82
                                                        -----------       -----------       -----------       -----------

   Less Distributions:
     Distributions from net investment income                 (0.14)            (0.21)           (0.10)            (0.14)
     Distributions from net realized gains                       --3               --               --3               --
                                                        -----------       -----------       -----------       -----------
       Total distributions                                    (0.14)            (0.21)           (0.10)            (0.14)
                                                        -----------       -----------       -----------       -----------
Net increase in net asset value                                1.38              0.68             1.39              0.68
                                                        -----------       -----------       -----------       -----------
Net Asset Value, End of Period                       $        12.06    $        10.68   $        12.07    $        10.68
                                                        ===========       ===========       ===========       ===========

Total Return2+                                                14.32%             8.92%           13.98%             8.24%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $       11,636    $       15,670   $       17,612    $        7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1               1.51%             3.40%            2.26%             4.15%
   After reimbursement of expenses by Adviser1                 1.10%             1.10%            1.85%             1.85%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                1.94%             0.23%            1.18%            (0.52)%
   After reimbursement of expenses by Adviser1                 2.35%             2.53%            1.59%             1.78%
Portfolio Turnover                                              190%               60%             190%               60%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
3      Amount represents less than $0.01 per share.
+      Total return without applicable sales charge.
(a) Balanced Fund commenced investment operations on December 29, 1997.


                                                                             High Income Fund
                                                     ----------------------------------------------------------------
                                                                Class A                             Class B
                                                     -----------------------------      ----------------------------
                                                      Six Months                         Six Months
                                                         Ended           Period             Ended           Period
                                                       04/30/99           Ended           04/30/99           Ended
                                                      (unaudited)      10/31/98(a)       (unaudited)      10/31/98(a)

Net Asset Value, Beginning of Period                 $         8.85    $        10.00   $         8.85    $        10.00
   Income from Investment Operations:
     Net investment income                                     0.41              0.61             0.38              0.55
     Net realized and unrealized gain (loss) on investments    0.69             (1.15)            0.69             (1.15)
                                                        -----------       -----------       -----------       -----------
       Total from investment operations                        1.10             (0.54)            1.07             (0.60)
                                                        -----------       -----------       -----------       -----------

   Less Distributions:
     Distributions from net investment income                 (0.38)            (0.61)           (0.35)            (0.55)
                                                        -----------       -----------       -----------       -----------
       Total distributions                                    (0.38)            (0.61)           (0.35)            (0.55)
                                                        -----------       -----------       -----------       -----------
Net increase (decrease) in net asset value                     0.72             (1.15)            0.72             (1.15)
                                                        -----------       -----------       -----------       -----------
Net Asset Value, End of Period                       $         9.57    $         8.85   $         9.57    $         8.85
                                                        ===========       ===========       ===========       ===========

Total Return2+                                                12.63%            (5.78)%          12.22%            (6.39)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $        7,544    $        6,045   $        7,276    $        3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1               2.23%             3.52%            2.98%             4.27%
   After reimbursement of expenses by Adviser1                 1.00%             1.00%            1.75%             1.75%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                7.79%             4.95%            7.04%             4.20%
   After reimbursement of expenses by Adviser1                 9.02%             7.47%            8.27%             6.72%
Portfolio Turnover                                               17%               56%              17%               56%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a) High Income Fund commenced investment operations on December 29, 1997.

                                                                          Growth and Income Fund
                                                     ----------------------------------------------------------------
                                                                Class A                             Class B
                                                     -----------------------------      ----------------------------
                                                      Six Months                         Six Months
                                                         Ended           Period             Ended           Period
                                                       04/30/99           Ended           04/30/99           Ended
                                                      (unaudited)      10/31/98(a)       (unaudited)      10/31/98(a)

Net Asset Value, Beginning of Period                 $        10.88    $        10.00   $        10.88    $        10.00
   Income from Investment Operations:
     Net investment income                                     0.05              0.07             0.01              0.01
     Net realized and unrealized gain on investments           2.66              0.89             2.65              0.89
                                                        -----------       -----------       -----------       -----------
       Total from investment operations                        2.71              0.96             2.66              0.90
                                                        -----------       -----------       -----------       -----------

   Less Distributions:
     Distributions from net investment income                 (0.05)            (0.07)           (0.01)            (0.01)
     Distributions in excess of net investment income         (0.01)            (0.01)           (0.01)            (0.01)
                                                        -----------       -----------       -----------       -----------
       Total distributions                                    (0.06)            (0.08)           (0.02)            (0.02)
                                                        -----------       -----------       -----------       -----------
Net increase in net asset value                                2.65              0.88             2.64              0.88
                                                        -----------       -----------       -----------       -----------
Net Asset Value, End of Period                       $        13.53    $        10.88   $        13.52    $        10.88
                                                        ===========       ===========       ===========       ===========

Total Return2+                                                25.01%             9.57%           24.45%             8.97%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $       17,306    $       11,169   $       31,566    $       14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1               1.44%             2.41%            2.19%             3.16%
   After reimbursement of expenses by Adviser1                 1.00%             1.00%            1.75%             1.75%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                0.35%            (0.60)%          (0.40)%           (1.35)%
   After reimbursement of expenses by Adviser1                 0.79%             0.81%            0.04%              0.06%
Portfolio Turnover                                               20%                5%              20%                 5%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a) Growth and Income commenced investment operations on December 29, 1997.

                                                                         Capital Appreciation Fund
                                                     ----------------------------------------------------------------
                                                                Class A                             Class B
                                                     -----------------------------      ----------------------------
                                                      Six Months                         Six Months
                                                         Ended           Period             Ended           Period
                                                       04/30/99           Ended           04/30/99           Ended
                                                      (unaudited)      10/31/98(a)       (unaudited)      10/31/98(a)

Net Asset Value, Beginning of Period                 $        11.04    $        10.00   $        10.98    $        10.00
   Income from Investment Operations:
     Net investment income (loss)                             (0.01)             0.01            (0.02)            (0.02)
     Net realized and unrealized gain on investments           2.28              1.04             2.23              1.01
                                                        -----------       -----------       -----------       -----------
       Total from investment operations                        2.27              1.05             2.21              0.99
                                                        -----------       -----------       -----------       -----------

   Less Distributions:
     Distributions in excess of net investment income         (0.02)            (0.01)              --             (0.01)
                                                        -----------       -----------       -----------       -----------
       Total distributions                                    (0.02)            (0.01)              --             (0.01)
                                                        -----------       -----------       -----------       -----------
Net increase in net asset value                                2.25              1.04             2.21              0.98
                                                        -----------       -----------       -----------       -----------
Net Asset Value, End of Period                       $        13.29    $        11.04   $        13.19    $        10.98
                                                        ===========       ===========      ===========       ===========

Total Return2+                                                20.57%            10.51%           20.13%             9.91%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $       9,397     $       13,410      $    15,340       $     7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1               1.93%             3.28%            2.68%             4.03%
   After reimbursement of expenses by Adviser1                 1.20%             1.20%            1.95%             1.95%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1               (0.78)%           (1.97)%          (1.53)%           (2.72)%
   After reimbursement of expenses by Adviser1                (0.05)%            0.11%           (0.80)%           (0.64)%
Portfolio Turnover                                                59%              10%               59%               10%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Capital  Appreciation Fund commenced  investment  operations on December 29,
       1997.


                                                                         International Stock Fund
                                                     ----------------------------------------------------------------
                                                                Class A                             Class B
                                                     -----------------------------      ----------------------------
                                                      Six Months                         Six Months
                                                         Ended           Period             Ended           Period
                                                       04/30/99           Ended           04/30/99           Ended
                                                      (unaudited)      10/31/98(a)       (unaudited)      10/31/98(a)

Net Asset Value, Beginning of Period                 $        10.34    $        10.00   $        10.28    $        10.00
   Income from Investment Operations:
     Net investment income                                     0.05              0.08             0.02              0.03
     Net realized and unrealized gain on investments           1.32              0.27             1.30              0.26
                                                        -----------       -----------       -----------       -----------
       Total from investment operations                        1.37              0.35             1.32              0.29
                                                        -----------       -----------       -----------       -----------

   Less Distributions:
     Distributions from net investment income                 (0.15)            (0.01)           (0.07)            (0.01)
     Distributions from net realized gains                    (0.44)               --            (0.44)               --
                                                        -----------       -----------       -----------       -----------
       Total distributions                                    (0.59)            (0.01)           (0.51)            (0.01)
                                                        -----------       -----------       -----------       -----------
Net increase in net asset value                                0.78              0.34             0.81              0.28
                                                        -----------       -----------       -----------       -----------
Net Asset Value, End of Period                       $        11.12    $        10.34   $        11.09    $        10.28
                                                        ===========       ===========       ===========       ===========

Total Return2+                                                13.52%             3.60%           13.13%             2.90%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                 $       31,742       $    27,656      $     2,343       $     1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses by Adviser1                2.30%             2.76%            3.05%             3.51%
   After reimbursement of expenses by Adviser1                 1.60%             1.60%            2.35%             2.35%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                0.31%            (0.01)%          (0.44)%           (0.76)%
   After reimbursement of expenses by Adviser1                 1.01%             1.15%            0.26%             0.40%
Portfolio Turnover                                               26%               60%              26%               60%

------------------------------------------------------------------------------------------------------------------------------------

1     Annualized.
2     Not annualized.
+     Total return without applicable sales charge.
(a)   International  Stock Fund commenced  investment  operations on December 29,
      1997.

                          Notes to Financial Statements

1. ORGANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers seven Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund, each commencing operations on December 29, 1997.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1 per share and the sale of 4,900 Class A shares and 100 Class B shares of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10 per share on November 10, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements

     Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available will normally be valued on the basis of market quotations furnished by a pricing service which has been approved by The Board of Trustees. Short-term obligations that mature in sixty days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair values as determined in good faith by and under the general supervision of The Board of Trustees.

     Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

     Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

     Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are allocated among the Funds on the basis of relative net assets.

     Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of their shares under federal and state securities regulation. These organization and offering costs are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, CIMCO has agreed to reimburse the Fund promptly.

     Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (1) market value of investment securities, assets and liabilities at the current rate of exchange; and
       (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The High Income and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are catergorized as gain or loss on investments for financial reporting purposes.

     Forward  Foreign  Currency   Exchange   Contracts:   The  High  Income  and
     International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or offset by a matching contract. As of April 30, 1999, International Stock Fund had open forward foreign currency contracts.

     Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     Capital Loss Carryovers: For federal income tax purposes, the High Income Fund, Growth and Income Fund, and Capital Appreciation Fund have capital loss carryovers of $66,186, $1,433, and $219, respectively, as of October 31, 1998, which if not offset by subsequent capital gains, will expire in 2006.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with CIMCO Inc. (the "Investment Adviser"). For its investment advisory services to the Portfolios, CIMCO is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and 1.05% for the International Stock Fund. The Investment Adviser has entered into Subadviser Agreements for the management of the investments of the High Income Fund and the International Stock Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for these funds are Massachusetts Financial Services Company for the High Income Fund and IAI International Limited and Lazard Asset Management for the International Stock Fund.

The Investment Adviser voluntarily agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations on an annual basis. The Investment Adviser at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. The Investment Adviser has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts for the current fiscal year:

    Fund                         Class A          Class B
    -----------------------------------------------------
    Cash Reserves Fund            0.55%            1.30%
    Bond Fund                     0.90%            1.65%
    Balanced Fund                 1.10%            1.85%
    High Income Fund              1.00%            1.75%
    Growth and Income Fund        1.00%            1.75%
    Capital Appreciation Fund     1.20%            1.95%
    International Stock Fund      1.60%            2.35%

For the six months ended April 30, 1999, the Investment Adviser reimbursed expenses of $72,182 for the Cash Reserves Fund, $64,572 for the Bond Fund, $69,797 for the Balanced Fund, $74,751 for the High Income Fund, $72,969 for the Growth and Income Fund, $71,731 for the Capital Appreciation Fund, and $106,431 for the International Stock Fund.


Any reimbursements made by the Investment Adviser to a Fund are subject to repayment by the Fund within the subsequent eighteen months, to the extent that the Fund is able to make the repayment within its expense cap.

The Trust and First Data Investor Services Group, Inc. ("First Data"), which is a wholly-owned subsidiary of First Data Corporation, are parties to an agreement under which First Data provides administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. Currently, at April 30, 1999, the Funds are at the minimum of $3,500 per Fund, per Class, per month until aggregate net assets reach $392 million.

In addition, First Data also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, First Data compensates the Trust's custodian bank, State Street, for its services in addition to the fees First Data receives.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders. In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the six months ended April 30, 1999, sales charges received by CUNA Brokerage were as follows:

        Cash Reserves               $77,352
        Bond                        183,617
        Balanced                    561,007
        High Income                 195,151
        Growth & Income             844,081
        Capital Appreciation        422,252
        International Stock          54,215

Certain officers and trustees of the Funds are also officers of the Trust. The Funds do not compensate its officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS
With respect to the Cash Reserves Fund, Bond Fund, and High Income Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

5. SECURITIES TRANSACTIONS
For the six months ended April 30, 1999, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                              U.S. GOVERNMENT               OTHER INVESTMENT
                                SECURITIES                     SECURITIES
                      ------------------------------   -------------------------
 Fund                    Purchases          Sales       Purchases        Sales
 ------------------------------------------------------------------------------
 Bond                 $ 19,679,580    $  15,515,122   $14,460,797    $13,958,852
 Balanced               30,797,699       29,727,450    31,134,091     29,918,589
 High Income                    --               --     6,103,665      1,959,820
 Growth & Income                --               --    20,828,748      6,354,530
 Capital Appreciation           --               --    11,470,272     11,222,908
 International Stock            --               --     8,946,386      7,351,448

At April 30, 1999, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

     Fund                     Appreciation    (Depreciation)          Net
     --------------------------------------------------------------------
     Bond                 $        10,158    $     (76,722)  $      (66,564)
     Balanced                   3,938,854         (286,700)       3,652,154
     High Income                  299,459         (381,339)         (81,880)
     Growth & Income            8,565,456         (781,264)       7,784,192
     Capital Appreciation       4,437,291       (1,019,209)       3,418,082
     International Stock        3,939,527       (1,631,364)       2,308,163

6. FOREIGN SECURITIES
Each Fund may invest in foreign securities, although only the High Income Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund may invest all of its assets in foreign securities and the High Income Fund may invest up to half of its assets in foreign securities. No Fund will concentrate its investments in any particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADR's, EDR's, GDR's, and foreign money market securities.

7. FINANCIAL INSTRUMENTS
Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movement.

8. CONCENTRATION OF RISK
The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. CAPITAL SHARES AND AFFILIATED OWNERSHIP
Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At April 30, 1999, investments in the Funds by affiliates were as follows:

                                          CUNA Mutual             CUNA Mutual                   CUMIS
   Fund                Class        Life Insurance Company     Insurance Society      Insurance Society, Inc.
   ----------------------------------------------------------------------------------------------------------

Cash Reserves            A                   $  5,653               $  5,649        $              --
                         B                         --                  1,045                       --
Bond                     A                      6,849                  6,845                       --
                         B                         --                  1,055                       --
Balanced                 A                  9,071,063              9,375,572                5,805,298
                         B                         --                  1,228                       --
High Income              A                     33,714                     --                       --
                         B                      1,033                     --                       --
Growth and Income        A                         --              2,042,580                2,043,942
                         B                         --                  1,354                       --
Capital Appreciation     A                         --              1,994,115                8,232,698
                         B                         --                  1,320                       --
International Stock      A                    139,914                233,143                  832,924
                         B                         --                  1,164                       --
                                         ------------           ------------             ------------
Total Investments                          $9,258,226            $13,665,070              $16,914,862
                                         ============           ============             ============